UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Soliciting Materials Pursuant to §240.14a-12

PACIFIC ASIA PETROLEUM, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 21, 2009

June 24, 2009

Dear Stockholder:

On behalf of the Board of Directors of Pacific Asia Petroleum, Inc. (the “Company”), I invite you to attend our 2009 Annual Meeting of Stockholders. We hope you can join us. The annual meeting will be held:

At:

Marriot Westchester

670 White Plains Road

Tarrytown, NY 10591

On:

July 21, 2009

Time:

10:00 a.m., local time

The Notice of Annual Meeting of Stockholders, the Proxy Statement and our 2008 Annual Report accompany this letter.

At the Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company’s financial performance and business operations. You will have an opportunity to ask questions and gain an up-to-date perspective on the Company and its activities. You will also have an opportunity to meet the directors and other key executives of the Company.

As discussed in the enclosed Proxy Statement, the Annual Meeting will also be devoted to the election of directors, the ratification of the appointment of the Company’s auditors, approval of the Company’s 2009 Equity Incentive Plan and consideration of any other business matters properly brought before the Annual Meeting.

We know that many of our stockholders will be unable to attend the Annual Meeting. We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting. Whether or not you plan to attend, please take the time now to read the proxy statement and vote and submit your proxy by signing, dating and returning your proxy card promptly in the enclosed postage-paid envelope, or by casting your vote via facsimile, the Internet or by telephone as directed on the proxy card. You may revoke your proxy at any time before it is exercised. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

If you have any questions about the Proxy Statement, please contact Clark Moore, Corporate Counsel, at (510) 690-0065.

Thank you for your continuing interest in Pacific Asia Petroleum, Inc. We look forward to seeing you at our Annual Meeting.

Frank C. Ingriselli
Chief Executive Officer, President and Secretary

PACIFIC ASIA PETROLEUM, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 24, 2009

To the Stockholders of PACIFIC ASIA PETROLEUM, INC.:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of Pacific Asia Petroleum, Inc., a Delaware corporation (the “Company”), will be held on Tuesday, July 21, 2009, at 10:00 a.m., local time, at Marriot Westchester, 670 White Plains Road, New York 10591, for the following purposes:

1.

To elect five persons to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.

To ratify the selection by the Audit Committee of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009;

3.

To approve the Company’s 2009 Equity Incentive Plan (the “Plan”); and

4.

To transact such other business as may properly come before the Meeting or any adjournment thereof.

Only stockholders of record at the close of business on May 29, 2009 are entitled to notice and to vote at the Meeting and any adjournment.

A Proxy Statement describing the matters to be considered at the Meeting is attached to this Notice. Our 2008 Annual Report accompanies this Notice, but it is not deemed to be part of the Proxy Statement.

It is important that your shares are represented at the meeting. We urge you to review the attached Proxy Statement and, whether or not you plan to attend the meeting in person, please vote your shares promptly by either completing, signing and returning the accompanying proxy card or casting your vote via facsimile, the Internet or by telephone as directed on the proxy card. You do not need to affix postage to the enclosed reply envelope if you mail it within the United States. If you attend the meeting, you may withdraw your proxy and vote your shares personally.

If you plan to attend the meeting, please mark the accompanying proxy card in the space provided and return it to us, or notify us of your intentions via facsimile, the Internet or by telephone as directed on the proxy card. This will assist us with meeting preparations. If your shares are not registered in your own name and you would like to attend the meeting, please ask the broker, trust, bank or other nominee that holds your shares to provide you with evidence of your share ownership. This will enable you to gain admission to the meeting.

By order of the Board of Directors,

Frank C. Ingriselli
Chief Executive Officer, President and Secretary

June 24, 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON JULY 21, 2009

The Company’s Proxy Statement and 2008 Annual Report are available for viewing online at http://www.iproxydirect.com/PFAP.

250 East Hartsdale Ave., Suite 47

Hartsdale, New York 10530

(914) 472-6070

____________________

PROXY STATEMENT

____________________

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors of Pacific Asia Petroleum, Inc., a Delaware corporation (the “Company,” “Pacific Asia,” or “we”), for the 2009 Annual Meeting of Stockholders (the “Meeting”). The Meeting is to be held at 10:00 a.m., local time, on Tuesday, July 21, 2009, and at any adjournment or adjournments thereof, at Marriott Westchester, 670 White Plains Road, New York 10591.

The approximate date on which the Proxy Statement and proxy card are intended to be sent or given to stockholders is June 24, 2009.

The purpose of the Meeting is to seek stockholder approval of three (3) proposals: (i) electing five (5) directors to the Board; (ii) ratifying the appointment of the Company’s accountants for fiscal year 2009; and (iii) approving the Company’s 2009 Equity Incentive Plan.

Who May Vote

Only stockholders of record of our common stock, $.001 par value (the “Common Stock”), as of the close of business on May 29, 2009 (the “Record Date”) are entitled to notice and to vote at the Meeting and any adjournment or adjournments thereof.

A list of stockholders entitled to vote at the Meeting will be available at the Meeting, and will also be available for ten days prior to the Meeting, during office hours, by contacting our Corporate Secretary at the executive offices of the Company at:

Corporate Secretary

Pacific Asia Petroleum, Inc.

250 East Hartsdale Ave., Suite 47

Hartsdale, New York 10530

The presence at the Meeting of a majority of the outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Votes cast by proxy or in person at the Meeting will be tabulated by an Inspector of Elections appointed for the Meeting. Should you submit a proxy, even though you abstain as to one or more proposals, or you are present in person at the Meeting, the Inspector of Elections will treat abstentions as shares that are present for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. The Company has designated Issuer Direct Corporation, the Company’s proxy management service, as the Inspector of Elections for the Meeting.

Broker “non-votes” are not included for the purposes of determining whether a quorum of shares is present at the Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on all matters to be voted at the Meeting. No other class of voting securities was then outstanding.

Voting Your Proxy

You may vote by one of the following methods:

•

completing and signing the proxy card and mailing it in the enclosed postage-paid envelope;

•

completing and signing the proxy card and faxing it to the fax number provided on the proxy card;

•

voting on the Internet at the website provided on the proxy card; or

•

calling the toll-free telephone number provided on the proxy card.

Voting by telephone is not available to persons outside of the United States. Complete instructions for voting by any of the above methods are included on the proxy card. If your shares are held through a broker, trust, bank or other nominee, you should refer to information forwarded to you by such holder of record for your voting options.

The shares represented by any proxy duly given will be voted at the Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted FOR the election of the nominees for director set forth herein, FOR ratification of RBSM LLP as the Company’s independent registered public accounting firm, and FOR approval of the Company’s 2009 Equity Incentive Plan.

Each share of Common Stock outstanding on the record date will be entitled to one vote on all matters. Under Proposal 1 (Election of Directors), the five (5) candidates for election as directors at the Meeting are uncontested. In uncontested elections, directors are elected by plurality of the votes cast at the meeting. Proposal 2 (Ratification of Independent Auditors) and Proposal 3 (Equity Incentive Plan) each requires the vote of a majority of the shares present in person or by proxy at the Meeting for approval.

Shares which abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on matters (such as the election of directors, and the ratification of the selection of the independent registered public accounting firm) that require the affirmative vote of a plurality or a majority of the votes cast or the shares voting on the matter.

Revoking Your Proxy

Even if you execute a proxy, you retain the right to revoke it and to change your vote by notifying us at any time before your proxy is voted. Mere attendance at the meeting will not revoke a proxy. Such revocation may be effected by calling the toll-free telephone number listed above (within the United States only), or in writing by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Secretary at the address of our principal office set forth above in the Notice to this Proxy Statement or your attendance and voting in person at the Meeting. Unless so revoked, the shares represented by proxies, if received in time, will be voted in accordance with the directions given therein.

If the Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous Meeting.

You are requested, regardless of the number of shares you own or your intention to attend the Meeting, to sign the proxy and return it promptly in the enclosed envelope.

Solicitation of Proxies

The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company, who will receive no extra compensation therefore, may solicit proxies personally or by telephone. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the Company’s 2008 Annual Report and Proxy Statement for the 2009 Annual Meeting of Stockholders will be delivered to an address where two or more stockholders reside unless we have received contrary instructions from a stockholder at the address. A separate proxy card will be delivered to each stockholder at the shared address.

If you are a stockholder who lives at a shared address and you would like additional copies of the 2008 Annual Report, this Proxy Statement, or any future annual reports or proxy statements, please contact the Company’s Corporate Secretary at the address below and we will promptly mail you copies:

Corporate Secretary

Pacific Asia Petroleum, Inc.

250 East Hartsdale Ave., Suite 47, Hartsdale

New York 10530

Interest of Officers and Directors in Matters to Be Acted Upon

None of the Company’s officers or directors have any interest in any of the matters to be acted upon, except to the extent that (i) a director is named as a nominee for election to the board of directors, or (ii) a director may be a recipient of equity grants under the 2009 Equity Incentive Plan in the future.

Directors and Executive Officers

Set forth below are the names of our current directors, officers and significant employees, their ages, all positions and offices that they hold with us, the period during which they have served as such, and their business experience during at least the last five years.

Executive Officers and Directors

Our directors and executive officers are as set forth below. Directors are elected at each annual meeting of stockholders, and each executive officer serves until his resignation, death, or removal by the Board of Directors.

Name	Age	Position
Frank C. Ingriselli	55	President, Chief Executive Officer, Secretary and Director
Stephen F. Groth	56	Vice President and Chief Financial Officer
Richard Grigg	56	Senior Vice President and Managing Director
Jamie Tseng	55	Executive Vice President
William E. Dozier	56	Director
James F. Link, Jr.	64	Director
Elizabeth P. Smith	59	Director
Robert C. Stempel	75	Director

FRANK C. INGRISELLI. Mr. Ingriselli has served as the President, Chief Executive Officer, Secretary and a member of the Board of Directors of the Company since May 2007. Mr. Ingriselli has over 30 years experience in the energy industry. Mr. Ingriselli began his career at Texaco, Inc. (“Texaco”) in 1979 and held management positions in Texaco’s Producing-Eastern Hemisphere Department, Middle East/Far East Division, and Texaco’s International Exploration Company. While at Texaco, Mr. Ingriselli negotiated a successful foreign oil development investment contract in China in 1983. In 1992, Mr. Ingriselli was named President of Texaco International Operations Inc. and over the next several years directed Texaco’s global initiatives in exploration and development. In 1996, he was appointed President and CEO of the Timan Pechora Company, a Houston, Texas headquartered company owned by affiliates of Texaco, Exxon, Amoco and Norsk Hydro, which was developing a large international investment in Russia. In 1998, Mr. Ingriselli returned to Texaco’s Executive Department with responsibilities for Texaco’s power and gas operations, merger and acquisition activities, pipeline operations and corporate development. In August 2000, Mr. Ingriselli was appointed President of Texaco Technology Ventures, which was responsible for all of Texaco’s global technology initiatives and investments. In 2001, Mr. Ingriselli retired from Texaco after its merger with Chevron, and founded Global Venture Investments LLC (“GVI”), an energy consulting firm, for which Mr. Ingriselli served as the President and Chief Executive Officer. Mr. Ingriselli is no longer active with GVI. In 2005, Mr. Ingriselli co-founded Inner Mongolia Production Company, LLC (“IMPCO”) with Mr. Tseng and Mr. Groth, and served as the President, Chief Executive Officer and a Manager of IMPCO prior to the May 2007 merger of IMPCO into the Company.

From 2000 to 2006, Mr. Ingriselli sat on the Board of the Electric Drive Transportation Association (where he was also Treasurer) and the Angelino Group, and was an officer of several subsidiaries of Energy Conversion Devices Inc., a U.S. public corporation engaged in the development and commercialization of environmental energy technologies. From 2001 to 2006, he was a Director and Officer of General Energy Technologies Inc., a “technology facilitator” to Chinese industry serving the critical need for advanced energy technology and the growing demand for low-cost high quality components, and Eletra Ltd, a Brazilian hybrid electric bus developer. Mr. Ingriselli currently sits on the Advisory Board of the Eurasia Foundation, a Washington D.C.-based non-profit that funds programs that build democratic and free market institutions in the new independent states of the former Soviet Union. Since 2006, Mr. Ingriselli has also served on the Board of Directors and as an executive officer of Brightening Lives Foundation Inc., a New York charitable foundation headquartered in San Ramon, California.

Mr. Ingriselli graduated from Boston University in 1975 with a Bachelor of Science degree in Business Administration. He also earned a Master of Business Administration degree from New York University in both Finance and International Finance in 1977 and a Juris Doctor degree from Fordham University School of Law in 1979.

STEPHEN F. GROTH. Mr. Groth has served as the Vice President and Chief Financial Officer of the Company since May 2007. Mr. Groth brings to the Company more than 30 years experience in the energy industry providing financial analysis, financial modeling, corporate reporting and financial reporting system expertise. Mr. Groth joined Texaco in 1979 and held various positions in financial groups at Texaco, and from 1999 to 2001 held a position in the corporate executive group at Texaco with the responsibility of reviewing all of its investments and divestments (capital expenditures, acquisitions, and divestitures) greater than $10 million. From 2001 until May 2007, Mr. Groth served as Vice President of GVI. In his roles at both Texaco and GVI, Mr. Groth reviewed numerous transactions, assuring that evaluations were done in accordance with appropriate corporate standards and that the assumptions underlying the economic valuations were valid, and regularly advised client operating departments on appropriate ways to evaluate investment alternatives, providing support for the negotiation of major acquisitions and divestitures. In 2005, Mr. Groth co-founded IMPCO with Mr. Ingriselli and Mr. Tseng, and served as the Vice President, Chief Financial Officer and Manager of IMPCO prior to the May 2007 merger of IMPCO into the Company.

Mr. Groth received his Bachelor of Arts in Philosophy in 1975 from Fordham University and his MBA in Accounting from New York University in 1977. Before joining Texaco in 1979, he worked as an auditor for Price Waterhouse, and as an internal auditor for American Airlines.

RICHARD GRIGG. Richard Grigg was promoted to the position of Senior Vice President and Managing Director of the Company, effective August 1, 2008. Mr. Grigg has served as the Company’s Managing Director of its Beijing office since October 2007, and has 38 years experience in the petroleum and resource industries, with broad experience in both the operating and service sectors of the petroleum industry as well as extensive management and operational experience. Prior to joining the Company, Mr. Grigg was the Chief Operating Officer for Sino Gas & Energy Limited (“SGE”) based in Beijing and responsible from 2005 to October 2007 for all activities of the company within China and in particular for negotiating SGE’s operatorship of, and farm into, the Chevron owned Linxing, San Jiao Bei and Shenfu production sharing contracts, and the subsequent exploration and appraisal operations in those areas. Prior to joining SGE, from 2000 through 2005 Mr. Grigg served as a consultant to various Australian-based coalbed methane (“CBM”) operators where he was involved in managing the project development of some of the largest Australian CBM commercialization projects including the Moranbah Gas Project in North Central Queensland for CH4 Ltd (now Arrow Energy Limited). In 1987, Mr. Grigg founded Surtron Technologies, taking it to leadership within the resources industry in Australia and the Asia Pacific region before selling the company in 1997 to publicly listed Imdex Limited. From 1992 to 1998, Mr. Grigg was also involved in a technology transfer venture in Vietnam and other countries in the Asia Pacific region.

Prior to 1987, Mr. Grigg worked with many of the largest multinational oilfield service companies where he gained broad ranging experience across the areas of drilling, reservoir engineering, petroleum engineering and production. These companies included Sperry Sun (now part of the Halliburton Group), Core Laboratories (NYSE:CLB), Dowell Schlumberger (now Anadrill and part of the Schlumberger Group), and Eastman Whipstock (now BH/Inteq and part of the Baker Hughes Group).

Mr. Grigg started his career in 1970 with West Australian Petroleum (WAPET) – owned at the time by Texaco Inc. and Chevron Corporation – and worked on the Barrow Island oilfield development gaining valuable grass roots experience in all aspects of bringing an oilfield to full commercialization.

JAMIE TSENG. Mr. Tseng has served as the Company’s Executive Vice President since May 2007. Mr. Tseng brings to the Company more that 25 years of financial management and operations experience in the People’s Republic of China, the Republic of China and the United States. In 2005, Mr. Tseng co-founded IMPCO with Mr. Ingriselli and Mr. Groth, and served as the Executive Vice President and Manager of IMPCO prior to the May 2007 Merger of IMPCO into the Company. From February 2000 to August 2005, Mr. Tseng served as Chief Financial Officer of General Energy Technologies Inc., a “technology facilitator” to Chinese industry serving the critical need for advanced energy technology and the growing demand for low cost high quality components. From 1998 to February 2000, Mr. Tseng served as Chief Financial Officer of Multa Communications Corporation, a California-based Internet service provider focusing on China. From 1980 until 1998, he held management positions with Collins Company, Hilton International, China Airlines and Tatung Company of America. Mr. Tseng is fluent in Chinese Mandarin. He has a BD degree in Accounting from Soochow University in Taiwan.

WILLIAM E. DOZIER. Mr. Dozier has served as a Director of the Company since May 2009. Since 2005, Mr. Dozier has served as an independent consultant and President of Extex Consulting, Inc. based in Tulsa, Oklahoma and Houston, Texas, and since late 2005 has also served on the Board of Directors of Evolution Petroleum Corporation, a Houston-based public company involved in the acquisition, exploitation, development, and production of crude oil and natural gas resources. From 1992 to 2005, Mr. Dozier served as both Vice President and Sr. Vice President of Operations, and most recently as Senior Vice President for Business Development, for Vintage Petroleum Inc., a large publicly-traded independent oil and gas company acquired by publicly-traded Occidental Petroleum Corporation in 2006. From 1983 to 1992, he was Manager of Operations Engineering for Santa Fe Minerals Inc., an independent oil and gas company. Mr. Dozier began his career with Amoco Production Company in 1975, working in all phases of production, reservoir evaluations, drilling and completions in the Mid-Continent and Gulf Coast areas. He is a licensed petroleum engineer in the State of Texas with a B.S. Degree in Petroleum Engineering from The University of Texas.

Throughout his career, Mr. Dozier has been active in multiple industry and charitable groups. Being a member of the Society of Petroleum Engineers (SPE) since 1973, he has served as Local Section Chairman and board member, and on three national SPE committees, where he chaired the Career Guidance Committee and the Technical Information Committee. In addition to SPE, he has been involved in the International Petroleum Association of America (IPAA), the Texas Independent Producers and Royalty Owners (TIPRO), Texas Alliance of Energy Producers (TAEP), the Oklahoma Independent Petroleum Association (OIPA), and the California Independent Petroleum Association (CIPA) where he served on the board of directors and membership committee. He is also a member of the Tulsa Petroleum Club, the Houston Producers Forum, and the National Association of Corporate Directors. Mr. Dozier currently serves on the Advisory Board for Happy Hands Education Center for deaf and hearing impaired children located in Tulsa, Oklahoma.

JAMES F. LINK, JR. Mr. Link has served on the Company’s Board of Directors since July 2008. Mr. Link retired from the position of Vice President of Finance and Risk Management of Texaco Inc. upon its merger with Chevron Inc. in 2001. He earned a bachelor of Business Administration degree in Accounting in 1966 and a Master of Business Administration degree in 1968, both from University of Memphis. Mr. Link served from 1969 to 1971 as a Lieutenant in the U.S. Army Finance Corps. He joined the Comptroller’s Department of Texaco in New York in 1971. Mr. Link was named Manager of Texaco’s Corporate Financial Reporting Office in 1979. In 1984 he was named Assistant to the Senior Vice President and Chief Financial Officer of Texaco. He was named as Texaco’s Director of Corporate Finance in the Finance Department in 1986. He was appointed Assistant Treasurer of Texaco in 1989 and was named Senior Assistant Treasurer in 1991. Mr. Link assumed in 1993 the responsibilities of Fiscal Director and Comptroller of Texaco U.S.A. headquartered in Houston, Texas. In 1995, Mr. Link was elected Treasurer of Texaco and, in 1999, he was elected Vice President of Finance and Risk Management. He served as a Director of Caltex Corporation, Texaco’s refining, marketing joint venture with Chevron, which operated throughout Asia, Africa, the Middle East and Australia. He also served as a Director of Equilon LLC, a refining, marketing joint venture with Shell Oil, operating primarily in the Western and Mid-Western United States.

Mr. Link is a Board Member of Nehemiah Commission, a not-for-profit social services agency providing services to at-risk children in Fairfield and New Haven counties in Connecticut. He also is a Board Member of the Oak Hill School-CT Institute for the Blind Foundation, headquartered in Hartford, Connecticut which helps people with disabilities in communities throughout Connecticut.

ELIZABETH P. SMITH. Ms. Smith has served as a Director of the Company since May 2007. Ms. Smith retired from Texaco Inc. as Vice President-Investor Relations and Shareholder Services in late 2001 following the company’s merger with Chevron Corp. Ms. Smith was also the Corporate Compliance Officer for Texaco and was a member of the Board of The Texaco Foundation. Ms. Smith joined Texaco’s Legal Department in 1976. As an attorney in the Legal Department, Ms. Smith handled administrative law matters and litigation. She served as Chairman of the American Petroleum Institute’s Subcommittee on Department of Energy Law for the 1983-1985 term. Ms. Smith was appointed Director of Investor Relations for Texaco, Inc. in 1984, and was named Vice President of the Corporate Communications division in 1989. In 1992, Ms. Smith was elected a Vice President of Texaco Inc. and assumed additional responsibilities as head of that company’s Shareholder Services Group. In 1999, Ms. Smith was named Corporate Compliance Officer for Texaco.

Ms. Smith has served on the Board of Finance for Darien, Connecticut, since November 2007. Since May 2007, Ms. Smith has served as a Board Member of the Community Fund of Darien, Connecticut, and from 1996 through 2006, Ms. Smith has served on the Board of Directors of INROADS/Fairfield Westchester Counties, Inc. From 2002 through 2005, she also served as a member of the Boards of Families With Children From China-Greater New York, and from 2004 through 2005 as a member of the Board of The Chinese Language School of Connecticut. While at Texaco, Ms. Smith was an active member in NIRI (National Investor Relations Institute) and the NIRI Senior Roundtable. She has been a member and past President of both the Investor Relations Association and the Petroleum Investor Relations Institute. Ms. Smith was a member of the Board of Trustees of Marymount College Tarrytown until 2001. She was also a member of the Board of The Education and Learning Foundation of Westchester and Putnam Counties from 1993 to 2002.

Ms. Smith graduated from Bucknell University in 1971 with a Bachelor of Arts degree, cum laude, and received a Doctor of Jurisprudence degree from Georgetown University Law Center in 1976.

ROBERT C. STEMPEL. Mr. Stempel has served on the Company’s Board of Directors since February 2008. Mr. Stempel was the former Chairman and CEO of General Motors Corporation and Energy Conversion Devices, Inc. Mr. Stempel retired as Chairman and Chief Executive Officer from General Motors Corporation in November 1992. He was named Chairman and CEO in August 1990. Prior to serving as Chairman, he had been President and Chief Operating Officer of General Motors Corporation since September 1, 1987. Mr. Stempel retired as Chief Executive Officer and Chairman of Energy Conversion Devices, Inc. effective, respectively, on August 31, 2007 and on December 11, 2007. Mr. Stempel became Chairman of Energy Conversion Devices, Inc. in December of 1995.

Mr. Stempel is a member of the National Academy of Engineering. He is also a Fellow of the Society of Automotive Engineers and the Engineering Society of Detroit, and a Life Fellow of the American Society of Mechanical Engineers. In October 2001 he was awarded the Golden Omega Award for important contributions to technical progress in the electrical/electronics field. In November 2001 he was awarded the Soichiro Honda Medal for significant engineering contributions in the field of personal transportation. Mr. Stempel serves as Chairman of the Council of Great Lakes Industries supporting the industrial and environmental activities of the Council of Great Lakes Governors.

CORPORATE GOVERNANCE

Our current corporate governance practices and policies are designed to promote stockholder value and we are committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board of Directors provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity.

Board and Board Committees

There are currently five (5) directors serving on the Company’s Board of Directors (the “Board”): Frank C. Ingriselli, William E. Dozier, James F. Link, Jr., Robert C. Stempel and Elizabeth P. Smith. The Board has established three Committees: the Audit Committee, the Compensation Committee, and the Nominating Committee. Each of the Audit Committee, Compensation Committee and Nominating Committee are comprised entirely of independent directors. From time to time, the Board may establish other committees. At its July 22, 2008 meeting, the Board approved and adopted a written charter for each of the Committees, each of which is available via the Company’s website http://www.papetroleum.com. Printed copies of these charters may be obtained, without charge, by contacting the Company at the following address:

Corporate Secretary

Pacific Asia Petroleum, Inc.

250 East Hartsdale Ave., Suite 47, Hartsdale

New York 10530

Independent Directors

The Board has determined that the majority of the Board is comprised of “independent directors” within the meaning of applicable NASDAQ TM listing standards relating to Board composition and Section 301 of the Sarbanes-Oxley Act of 2002. Our independent directors are: William E. Dozier, James F. Link, Jr., Robert C. Stempel and Elizabeth P. Smith.

Audit Committee

On July 22, 2008, the Board of Directors selected James F. Link, Jr., Robert C. Stempel and Elizabeth P. Smith to serve on its Audit Committee. The Board of Directors has determined that Mr. Link, Mr. Stempel and Ms. Smith are independent within the meaning of Rule 4200(a)(15) of the Nasdaq Stock Market, Inc. and Rule 10A-3 of the Exchange Act. Each Audit Committee member meets NASDAQTM’s financial literacy requirements. The Board has named Mr. Link, who meets the NASDAQTM’s professional experience requirements, as its audit committee financial expert as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC.

The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The primary function of the Audit Committee is to oversee the Board by reviewing the financial information that will be provided to the stockholders and others, the preparation of our internal financial statements, and our audit and financial reporting process, including internal control over financial reporting. In addition, our Audit Committee is responsible for maintaining free and open lines of communication among the Committee, the independent auditors and management. Our Audit Committee consults with our management and independent auditors before the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into various aspects of our financial affairs. The Committee is also responsible for considering, appointing, and establishing fee arrangements with our independent auditors and, if necessary, dismissing them. It is not responsible for preparing our financial statements or for planning or conducting the audits.

All members of the Audit Committee met by telephone or in person at the end of the fiscal quarters ended September 30, 2008 and December 31, 2008. Prior to the Committee’s formation on July 22, 2007, the entire Board of Directors, comprised at the time of Frank C. Ingriselli, Laird Q. Cagan, Elizabeth P. Smith, and Robert C. Stempel, served as the Company’s Audit Committee and met by telephone or in person at the end of the fiscal quarters ended March 31, 2008 and June 30, 2008.

The Report of the Audit Committee regarding the audited financials statements of the Company for the year ended December 31, 2008 is located on Appendix A to this Proxy Statement.

Compensation Committee

The Company’s Board of Directors formed a Compensation Committee on July 22, 2008. Board members Mr. Stempel, Ms. Smith and Mr. Link were named Committee members, with Ms. Smith named as Committee Chairperson. Each of the Compensation Committee members has been determined by the Board of Directors to be an “independent” director within the meaning of Rule 4200(a)(15) of the NASDAQ TM Marketplace Rules, and Rule 10A-3 of the Exchange Act.

The Compensation Committee is responsible for: (a) reviewing the Company’s compensation programs to determine that they effectively and appropriately motivate performance that is consistent with the Company’s business goals and tie executives’ financial interests to those of the stockholders; (b) assuring that the Chief Executive Officer’s annual objectives are consistent with the Company’s business goals, are explicit, and that performance against these objectives is reviewed annually; (c) defining, overseeing and ensuring that the Company develops and maintains a program of management succession planning, particularly with respect to the position of Chief Executive Officer; and (d) such other matters as are specifically delegated to the Compensation Committee by our Board of Directors from time to time or which are otherwise included in the Committee’s charter. The Committee has the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management.

Following its formation on July 22, 2008, the Compensation Committee took action once during the last fiscal year, at a regular meeting attended by all of the members of the Committee either personally or telephonically.

Nominating Committee

On July 22, 2008, the Company’s Board of Directors appointed Board members Mr. Stempel, Ms. Smith and Mr. Link to serve on its Nominating Committee. Mr. Stempel was named acting Committee Chairman. Each of the Nominating Committee members has been determined by the Board of Directors to be independent within the meaning of Rule 4200(a)(15) of the NASDAQ TM Marketplace Rules, and Rule 10A-3 of the Exchange Act.

The Nominating Committee has the responsibility to identify, evaluate, recruit, and recommend qualified candidates to our Board of Directors for nomination or election. Each of the director nominees included in this Proxy Statement is recommended by the Nominating Committee. In addition, it is the responsibility of the Committee to make recommendations to the Board regarding the size and composition of the Board of Directors or any committee thereof, identify individuals believed to be qualified to become Board members or fill vacancies on committees of the Board, consistent with criteria approved by the Board, and to select, or recommend to the Board, the nominees to stand for election as directors at the annual meeting of stockholders, monitor our performance in meeting our obligations of fairness in internal and external matters and our principles of corporate governance, and such other matters that are specifically delegated to the Committee by the Board from time to time or which are otherwise included in the Committee’s charter.

The Board has an objective that its membership be composed of experienced and dedicated individuals with diversity of backgrounds, perspectives, and skills relevant to our business. The Nominating Committee selects candidates for directors based on their character, judgment, diversity of experience relevant to our business, business acumen, and ability to act on behalf of all stockholders. Each director nominee is also selected based on his/her experience in management, accounting and finance, knowledge of industry and technology, personal and professional ethics, and the willingness and ability to devote sufficient time to effectively carry out his/her duties as a director.

Following its creation on July 22, 2008, the Nominating Committee did not meet during the last fiscal year.

Code of Ethics

On August 15, 2007, the Company adopted a Code of Ethics and Business Conduct (the “Code”) applicable to the Company’s Chief Executive Officer, Chief Financial Officer and all other employees. Among other provisions, the Code sets forth standards for honest and ethical conduct, full and fair disclosure in public filings and stockholder communications, compliance with laws, rules and regulations, reporting of code violations and accountability for adherence to the Code. The text of the Code has been posted on the Company’s website (www.papetroleum.com). A copy of the Code can be obtained free-of-charge upon written request to:

Corporate Secretary

Pacific Asia Petroleum, Inc.

250 East Hartsdale Ave., Suite 47

Hartsdale, New York 10530

If the Company makes any amendment to, or grant any waivers of, a provision of the Code that applies to our principal executive officer or principal financial officer and that requires disclosure under applicable SEC rules, we intend to disclose such amendment or waiver and the reasons for the amendment or waiver on our website.

EXECUTIVE COMPENSATION

Compensation Committee Interlocks and Insider Participation

On July 22, 2008, the Company’s Board of Directors appointed Board members Robert C. Stempel, Elizabeth P. Smith and James F. Link, Jr. to serve on its Compensation Committee. Prior to that date, the Company’s entire Board of Directors served as its Compensation Committee. None of the members of the Compensation Committee are or have ever been officers or employees of the Company except Mr. Ingriselli. During the time period prior to July 22, 2008, Mr. Ingriselli was entitled as a Board member to participate in discussions and determinations related to his compensation. However, Mr. Ingriselli had recused himself from participating in such discussions and determinations with respect to bonus and compensation matters involving him.

None of our executive officers served as a member of:

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The compensation committee of another entity in which one of the executive officers of such entity served on our Compensation Committee;

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The board of directors of another entity, one of whose executive officers served on our Compensation Committee; or

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The compensation committee of another entity in which one of the executive officers of such entity served as a member of our Board.

Compensation Committee Report

The Company’s Compensation Committee, formed on July 22, 2008, has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Company’s Compensation Committee approved the inclusion of the Compensation Discussion and Analysis in this Proxy Statement.

The members of the Company’s Compensation Committee are as follows:

James F. Link, Jr.

Elizabeth P. Smith

Robert C. Stempel

Compensation Discussion and Analysis

Overview of Compensation Program.

The Company formed a Compensation Committee on July 22, 2008. The Compensation Committee has responsibility for establishing, implementing and continually monitoring adherence with the Company’s compensation philosophy. The Committee strives to ensure that the total compensation paid to the named executives is fair, reasonable and competitive. Generally, the types of compensation and benefits provided to the named executives are similar to those provided to executive officers serving in similar positions and with similar responsibilities in other U.S. publicly-traded energy companies.

Throughout this Proxy Statement, the individuals who served as the Company’s Chief Executive Officer, Chief Financial Officer, Senior Vice President and Managing Director and Executive Vice President at the close of fiscal 2008 are referred to as the “named executive officers.”

Compensation Philosophy and Objectives.

In setting overall compensation for executive officers, the Compensation Committee strives to achieve and balance the following objectives:

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Hiring and retaining executive officers with the background and skills to help us achieve our Company’s objectives;

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Aligning the goals of executive officers with those of the stockholders of the Company;

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Motivating executive officers to achieve the Company’s key short, medium and long-term goals as determined from time to time by the Board;

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Conserving cash by setting cash compensation levels consistent with market conditions and supplementing it with equity compensation; and

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Providing sufficient ongoing cash compensation for our employees to meet their personal financial obligations.

The Board believes that specific executive’s compensation level and structure should be guided by the above objectives, and driven by the following principles:

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Compensation for our executive officers should be strongly linked to performance as measured by the Board from time to time;

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A portion of each executive’s compensation should include compensation that is at risk, contingent upon the Company’s performance and the success of the Company over time;

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Compensation should be fair and competitive in relation to the marketplace and the compensation offered at the Company’s peer companies;

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Employment security should be used to equalize our employment opportunities with those of more mature companies, if and as appropriate;

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Sense of ownership and long-term perspective should be reaffirmed through our compensation structure; and

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Outstanding individual achievement should be recognized.

Setting Executive Compensation

Salaries and bonuses are our primary forms of cash compensation. We strive to review employee compensation packages on an annual basis, and endeavor to set overall employee compensation competitively by utilizing benchmarks as reference points, using named executive officer compensation information gleaned from publicly-available compensation information for other U.S. publicly-traded energy companies, including Evolution Petroleum Corporation, Dune Energy, FX Energy Inc., Harken Energy Corporation, and Far East Energy Corporation. We try to provide a reasonable amount of cash compensation to our employees to enable them to meet their personal financial obligations. We provide short-term incentives by awarding annual cash bonuses determined by the Committee on a discretionary basis. The bonuses reward achievement of short-term goals and allow us to recognize individual and team achievements. The cash portion of our compensation structure consists of a higher percentage of salary as compared to bonus. Bonuses and equity awards are our two forms of performance-based compensation. We chose to use a mix of equity awards and cash awards for performance based compensation. We provide long-term incentives through equity awards, consisting of stock options that vest over time and restricted stock subject to a Company repurchase option that lapses over time. Equity awards are a non-cash form of compensation. We believe equity awards are an effective way for us to reward achievement of long-term goals, conserve cash resources and create a sense of ownership in our executives. Options become valuable only as long-term goals are achieved and our stock price rises. They provide our executive officers with a personal stake in the performance of the Company's equity even before vesting. Restricted stock awards that vest over time provide similar incentives. A large percentage of the total compensation paid to our executive officers consists of equity awards because we believe this is consistent with our philosophy of paying for performance and requiring more compensation to be at risk for employees at the highest level.

The Company is a party to an Executive Employment Agreement, dated September 29, 2006, with each of Frank C. Ingriselli, its President and Chief Executive Officer, and Mr. Stephen F. Groth, its Vice President and Chief Financial Officer, each of which were assumed by the Company as a result of the merger of IMPCO into the Company in May 2007. The Executive Employment Agreement entered into with Mr. Ingriselli (the “Ingriselli Agreement”) and Mr. Groth (the “Groth Agreement”) each were originally approved by the Board of Managers of IMPCO in September 2006. These Executive Employment Agreements each provide for a set base salary, cash bonus ranges, grants of equity options, and defined termination benefits, which we believe, in part, compensate for the relatively lower annual salary at our Company as compared to more mature companies by providing security. As discussed further below, these Executive Employment Agreements include severance payment provisions that require the Company to continue Mr. Ingriselli’s and Mr. Groth’s salaries and benefits, respectively, for 36 months if employment is terminated without “Cause” or the executive resigns for “Good Reason,” as such terms are defined in the respective employment agreements, and to make a lump sum payment equal to 48 months salary and continue benefits for 48 months if such person is terminated within 12 months of a “Change in Control,” also as such term is defined in their respective employment agreements.

The Company is also a party to two agreements pursuant to which Richard Grigg, the Company’s Senior Vice President and Managing Director, performs services to the Company:  (i) an Amended and Restated Employment Agreement, dated January 27, 2009 (the “Amended Employment Agreement”), entered into directly with Richard Grigg that governs the employment of Mr. Grigg in the capacity of Managing Director of the Company and covers services provided by Mr. Grigg to the Company within the PRC; and (ii) a Contract of Engagement, dated January 27, 2009 (“Contract of Engagement”), entered into with KKSH Holdings Ltd. (“KKSH”), a company registered in the British Virgin Islands in which Mr. Grigg holds a minority interest and on whose board of directors Mr. Grigg sits, which agreement governs the provision of services related to the development and management of business opportunities for the Company outside of the PRC by Mr. Grigg through KKSH. The Amended Employment Agreement has a term of three years, and provides for a base salary of 990,000 RMB (approximately $145,000) per year and the reimbursement of certain accommodation expenses in Beijing, China, and certain other transportation and expenses of Mr. Grigg. In addition, in the event the Company terminates Mr. Grigg’s employment without Cause (as defined in the Amended Employment Agreement), the Company must pay to Mr. Grigg a lump sum amount equal to 50% of Mr. Grigg’s then-current annual base salary. The Contract of Engagement also has a term of three years, and provides for a basic fee for the services of 919,000 RMB (approximately $135,000) per year, to be prorated and paid monthly and subject to annual review and increase upon mutual agreement by the Company and KKSH. Pursuant to the Contract of Engagement, the Company shall also provide Mr. Grigg with medical benefits and life insurance coverage, and pay KKSH an annual performance-based bonus award targeted at between 54% and 72% of the basic fee, awardable in the discretion of the Company’s Board of Directors. In addition, in the event the Company terminates the Contract of Engagement without Cause (as defined in the Contract of Engagement), the Company must pay to KKSH a lump sum amount equal to 215% of the then-current annual basic fee.

The Company is also a party to an Employment Agreement with Jamie Tseng, the Company’s Executive Vice President (the “Tseng Employment Agreement”), dated April 22, 2009 and effective January 1, 2009. The Tseng Employment Agreement governs the employment of Mr. Tseng in the capacity of Executive Vice President of the Company through December 31, 2011, and provides for a base salary of $140,000 per year, and provides that, in the event the Company terminates Mr. Tseng’s employment without Cause (as defined in the Tseng Employment Agreement), the Company must pay to Mr. Tseng a lump sum amount equal to 50% of Mr. Tseng’s then-current annual base salary.

We believe the competitive compensation and the employment agreements entered into with Messrs. Ingriselli, Groth, Grigg and Tseng, and the contract entered into with KKSH, foster an environment of relative security within which we believe our executives will be able to focus on achieving Company goals. For further discussion of the Company’s payment obligations to its named executive officers under these agreements, see “Post-Termination Benefits” below.

Prior to the consummation of the mergers of ADS and IMPCO into the Company in May 2007, at which point the Company became an operating entity, the Company (while operating under is former names “Big Smith Brands, Inc.” and, subsequently, “Pacific East Advisors, Inc.”) did not provide any significant compensation to its named executive officers since approximately 2001. In evaluating the Company’s named executive officers’ performance in year-ended December 31, 2008 for purposes of determining incentive bonus compensation for 2008, and in evaluating their future compensation for year 2009, the Company’s management researched named executive officer compensation for the following U.S. publicly-traded energy companies: Evolution Petroleum Corporation, FX Energy Inc., Harken Energy Corporation, Dune Energy, and Far East Energy Corporation. The Company’s management compiled data regarding named executive officer compensation for these benchmark companies, and the Company’s Chief Executive Officer compared this data against the Company’s named executive officers’ then-current salaries, equity incentives and potential cash bonus payments, and presented the data to the Committee. The Committee used this information, in part, to evaluate the named executive officers’ current and ongoing compensation packages and elements thereof as discussed below.

Role of the Chief Executive Officers in Compensation Decisions.

Since its formation on July 22, 2008, the Committee makes all compensation decisions for the named executive officers and approves recommendations regarding equity awards to other executives of the Company. Decisions regarding the non-equity compensation of other executives are made by the Chief Executive Officer in concert with the Committee.

The Chief Executive Officer reviews the performance of various executives. The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are presented to the Committee. The Committee can exercise its discretion in modifying any recommended adjustments or awards to executives.

Elements of Executive Compensation.

Upon consummation of the mergers of IMPCO and ADS into the Company in May 2007, the named executive officers of IMPCO became named executive officers of the Company, and the Company assumed the Executive Employment Agreements entered into by and between IMPCO and each of Frank C. Ingriselli and Stephen F. Groth. Accordingly, the Company continued to pay base salary to each of these named executive officers consistent with the level of base salary paid to each such officer at the time of the consummation of the mergers, and the Company continues to be bound by the terms of the Executive Employment Agreements which include provisions governing base salary, performance based cash incentive compensation payments, long-term equity incentive compensation and post-termination benefits described in greater detail below. Mr. Grigg became a named executive officer of the Company effective August 1, 2008, and the Company also has entered into an employment agreement with Mr. Grigg which includes provisions governing base salary, performance based cash incentive compensation payments, and post-termination benefits described in greater detail below. Mr. Tseng became a named executive officer of the Company upon consummation of the mergers of IMPCO and ADS into the Company in May 2007, and the Company has entered into the Tseng Employment Agreement with Mr. Tseng which includes provisions governing base salary and post-termination benefits described in greater detail below. In evaluating the Company’s named executive officers’ performance in year-ended December 31, 2008 for purposes of determining incentive bonus compensation for 2008, and in evaluating their future compensation for year 2009, the Committee reviewed a combination of elements of the Company’s total compensation offering to each named executive officer as follows:

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Base salary

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Performance-based cash incentive compensation;

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Long-term equity incentive compensation;

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Post-termination benefits; and

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Other personal benefits.

Base Salary

The Company provides named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. Base salary ranges for named executive officers are determined for each executive based on his or her position and responsibility by using data compiled from benchmark entities, and, as applicable, base salary as set forth in such officer’s employment agreement. The Company strives to maintain base salary ranges for its positions at between 75% and 125% of the midpoint of the base salary established for each range based on benchmark company data compiled by the Company.

During its review of base salaries for executives, the Committee primarily considers:

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Data from benchmark entities;

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Internal review of the executive’s compensation, both individually and relative to other executive officers within the Company; and

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Individual performance of the executive.

Salary levels are typically considered annually as part of the Company’s performance review process as well as upon a promotion or other change in job responsibility. Merit based increases to salaries of named executives officers are based on the Committee’s assessment of the individual’s performance.

In December 2008, the Committee analyzed the compensation of each of the Company’s named executive officers, and determined the following with respect to base salary based, in part, on the benchmarks described herein, each executive’s performance during the fiscal year, and the Company’s overarching compensation objectives and philosophy, as follows:

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Chief Executive Officer: Pursuant to the Ingriselli Agreement, Mr. Ingriselli’s base salary is $350,000. The Committee’s review of benchmark companies indicated that his base salary was approximately 10% below the average base salary of the chief executive officers in the benchmark group. However, in Company management’s presentation to the Committee at its December 9, 2008 meeting, Company management recommended that the Committee not increase Mr. Ingriselli’s salary at that time, in part because of the economic environment and also to make the Company stand out from its peers.

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Chief Financial Officer: Pursuant to the Groth Agreement, Mr. Groth’s annual base salary is $165,000. The Committee’s review of benchmark companies indicated that his base salary was approximately 7% below the average annual base salary level of chief financial officers of the benchmark companies. Despite Mr. Groth’s performance in fiscal year 2008 and his continued value to the Company, and after careful consideration, the Committee deemed it to be in the best interest of the Company and its stockholders, to not increase Mr. Groth’s base salary at this time, in part because of the economic environment and also to make the Company stand out from its peers.

•

Senior Vice President and Managing Director: Mr. Grigg was promoted to his present position effective August 1, 2008, at which time he signed a three year employment agreement that set his initial annual salary at $240,000 and provided for an annual performance-based bonus award targeted at between 30% and 40% of his then-current annual base salary awardable in the discretion of the Board. Mr. Grigg’s base salary was determined by the Committee to be approximately within the range of the average base salaries of his peers in the benchmark companies, although none of whom had an overseas assignment like Mr. Grigg, which assignments typically demand a significant salary premium which Mr. Grigg does not receive. Accordingly, Mr. Grigg’s annual base salary is significantly below the salaries of his peers in the benchmark group due to the lack of an overseas premium. However, the Committee decided not to increase Mr. Grigg’s base salary at this time, in part because of the economic environment and also to make the Company stand out from its peers.

•

Executive Vice President:  Pursuant to the Tseng Employment Agreement, Mr. Tseng’s annual base salary is $140,000. The Committee’s review of benchmark companies indicated that his base salary was approximately 20% below the average base salary of his peers in the benchmark group. In December 2008, the Committee decided not to increase Mr. Tseng’s base salary at that time, in part because of the economic environment and also to make the Company stand out from its peers.

Performance – Based Cash Incentive Compensation

In December 2008, the Committee also reviewed performance-based cash incentive compensation collected from the benchmark companies in its determination of whether, and to what extent, to award performance-based cash incentive compensation to the Company’s named executive officers. The Committee determined as follows:

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Chief Executive Officer: Pursuant to the Ingriselli Agreement, Mr. Ingriselli is entitled to an annual bonus of between 20 percent and 40 percent of his base salary, as determined by the Board, based on his performance, and the Company’s achievement of financial and other objectives established by the Board each year, provided, however, that his annual bonus may be less based on the Board’s assessment of his performance and the performance of the Company.  Based on the Committee’s assessment of Mr. Ingriselli’s achievements and performance during the year, bonus awards granted by benchmark companies and taking into consideration the Company’s bonus policies, philosophy and objectives, the Committee agreed to award Mr. Ingriselli a cash bonus of $140,000 in 2008.

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Chief Financial Officer: Pursuant to the Groth Agreement, Mr. Groth is entitled to an annual bonus of between 20 percent and 30 percent of his base salary, as determined by the Board, based on his performance, and the Company’s achievement of financial and other objectives established by the Board each year, provided, however, that his annual bonus may be less based on the Board’s assessment of his performance and the performance of the Company.  The Committee agreed to award Mr. Groth a $50,000 cash bonus for 2008, based on his achievements and performance and taking into account the Company’s bonus policies, philosophy and objectives, as well as the bonuses awarded to comparable executives by benchmark companies.

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Senior Vice President and Managing Director: Pursuant to Mr. Grigg’s Employment Agreement, he is entitled to an annual performance-based award targeted at between 30 percent and 40 percent of his then current base salary, awardable at the discretion of the Board. The Committee awarded Mr. Grigg a 2008 cash bonus of $96,000 in recognition of his efforts to advance the Company’s interests in China.

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Executive Vice President: The Company and Jamie Tseng did not have an employment agreement that entitled Mr. Tseng to any annual cash bonus awards as of December 31, 2008. However, after considering Mr. Tseng’s dedication to delivering stockholder value and maintaining transparency in operations in an ethical way, the Committee awarded Mr. Tseng a 2008 cash bonus of $20,000.

Long-term Equity Compensation

The Compensation Committee of the Company periodically reviews the performance of its executive officers, employees and consultants and grants long-term equity compensation to qualified individuals under its 2007 Stock Plan. In December 2008, the Board reviewed long-term equity compensation for the Company’s named executive officers as follows:

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Chief Executive Officer: Under the Ingriselli Agreement, Mr. Ingriselli is eligible for long-term incentive compensation, such as restricted shares and options to purchase shares of the Company’s capital stock, on such terms as established by the Board. At its December 9, 2008 meeting, the Committee granted Mr. Ingriselli 20,000 shares of restricted stock having a grant date of December 9, 2008. The Committee also granted Mr. Ingriselli an additional award of 130,000 shares of restricted stock having a grant date of December 18, 2008. In the case of each grant, the awards vest 40 percent on the twelve month anniversary of the grant dates, 30 percent on the two year anniversary of the grant dates and the 30 percent balance on the three year anniversary of the grant dates, respectively. The Committee also awarded Mr. Ingriselli 350,000 stock options exercisable at $0.64 a share, which was the fair market value of the Company’s stock on the date of grant as determined by the Committee in accordance with the 2007 Stock Plan. The options have a ten year term and vest 50 percent on the twelve month anniversary of the grant date, 20 percent on the two year anniversary of the grant date, 20 percent on the three year anniversary of the grant date, and 10 percent on the four year anniversary of the grant date.

Furthermore, the Committee resolved that when and if the Board and Company’s stockholders approve an amendment to the 2007 Stock Plan to remove or revise the current restriction that provides that no eligible person shall be granted equity incentive grants under the 2007 Stock Plan during any 12-month period covering more than 500,000 shares (the “Annual Award Restriction”), then the Committee shall consider granting to Mr. Ingriselli an additional 200,000 shares of restricted stock under the 2007 Stock Plan to complete the grants of Equity Incentive Compensation as recommended by Company management and intended to be granted by the Committee to Mr. Ingriselli, but were limited in doing so given the Annual Award Restriction.

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Chief Financial Officer: Under the Groth Agreement, Mr. Groth is eligible for long-term incentive compensation, such as restricted shares and options to purchase shares of the Company’s capital stock, on such terms as established by the Committee At its December 9, 2008 meeting, the Committee granted Mr. Groth 165,000 shares of restricted stock in consideration for his accomplishments over year 2008, dedication to delivering stockholder value, maintaining transparency in operations and ethical standards. The award vests 40 percent on the twelve month anniversary of the grant date, 30 percent on the two year anniversary of the grant date and the 30 percent balance on the three year anniversary of the grant date. The Committee also awarded Mr. Groth 165,000 stock options exercisable at $0.64 a share, which was the fair market value of the Company’s stock on the date of grant as determined by the Committee in accordance with the 2007 Stock Plan. The options have a ten year term and vest 50 percent on the twelve month anniversary of the grant date, 20 percent on the two year anniversary of the grant date, 20 percent on the three year anniversary of the grant date, and 10 percent on the four year anniversary of the grant date.

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Senior Vice President and Managing Director: Pursuant to Mr. Grigg’s Employment Agreement signed on August 1, 2008, Mr. Grigg is entitled to an annual performance-based bonus award targeted at between 30 percent and 40 percent of his then current annual base salary, awardable at the discretion of the Committee. Based on Mr. Grigg’s dedication to delivering stockholder value, maintaining transparency in and safe and effective operations of the Company, and his ethical standards, the Committee awarded Mr. Grigg 150,000 shares of restricted stock having a grant date of December 9, 2008 and an additional 90,000 shares of restricted stock having a grant date of December 18, 2008. The awards vest 40 percent on the twelve month anniversary of the grant dates, 30 percent on the two year anniversary of the grant dates and the 30 percent balance on the three year anniversary of the grant dates. The Committee also awarded Mr. Grigg 240,000 stock options exercisable at $0.64 a share, which was the fair market value of the Company’s stock on the date of grant as determined by the Committee in accordance with the 2007 Stock Plan. The options have a ten year term and vest 50 percent on the twelve month anniversary of the grant date, 20 percent on the two year anniversary of the grant date, 20 percent on the three year anniversary of the grant date, and 10 percent on the four year anniversary of the grant date.

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Executive Vice President: The Company and Mr. Tseng did not have an employment agreement that entitled Mr. Tseng to any annual performance-based equity incentive awards as of December 31, 2008. However, in recognition of his performance and key role in developing relationships in China, and his support of Mr. Ingriselli in securing transactions in China, as well as to heighten Mr. Tseng’s sense of ownership in the Company and to motivate him to achieve the Company’s medium and long-term goals, the Committee awarded Mr. Tseng 85,000 shares of restricted stock with a grant date of December 9, 2008. The award vests 40 percent on the twelve month anniversary of the grant date, 30 percent on the two year anniversary of the grant date and the 30 percent balance on the three year anniversary of the grant date.  The Committee also awarded Mr. Tseng 85,000 stock options exercisable at $0.64 a share, which was the fair market value of the Company’s stock on the date of grant as determined by the Committee in accordance with the 2007 Stock Plan. The options have a ten year term and vest 50 percent on the twelve month anniversary of the grant date, 20 percent on the two year anniversary of the grant date, 20 percent on the three year anniversary of the grant date, and 10 percent on the four year anniversary of the grant date.

Post-Termination Benefits

Ingriselli and Groth Agreements:

The Company is a party to an Executive Employment Agreement, dated September 29, 2006, with each of Frank C. Ingriselli, its President and Chief Executive Officer, and Mr. Stephen F. Groth, its Vice President and Chief Financial Officer, which agreements were assumed by the Company as a result of the merger of IMPCO into the Company in May 2007. These employment agreements contain, among other things, severance payment provisions that require the Company to continue Mr. Ingriselli’s and Mr. Groth’s salaries and benefits, respectively, for 36 months if employment is terminated without “Cause” or the executive resigns for “Good Reason,” as such terms are defined in the respective employment agreements, and to make a lump sum payment equal to 48 months salary and continue benefits for 48 months if such person is terminated within 12 months of a “Change in Control,” also as such term is defined in their respective employment agreements. These agreements do not contain a definitive termination date, but both Mr. Ingriselli and Mr. Groth have the right to terminate his employment at any time without penalty.

“Cause” is defined in each of the Executive Employment Agreements to include, but is not be limited to: (a) the executive’s refusal to follow lawful directions or the executive’s material failure to perform his duties (other than by reason of physical or mental illness, injury, or condition), in either case, after the executive has been given notice of his default and a reasonable opportunity to cure it; (b) the executive’s willful and continued failure to substantially comply with any material Company policy; (c) conviction of a felony or the entering of a plea of nolo contendere to a felony, in either case having significant adverse effect on the business and affairs of the Company; or (d) the executive’s acceptance of a position with another business enterprise or venture without the Company’s written consent at any time before the executive has resigned from the Company or been discharged.

“Good Reason” is defined in each of the Executive Employment Agreements to mean the occurrence of one or more of the following events without the executive’s express written consent: (i) the substantial and adverse diminution of the executive’s duties or responsibilities from those in effect immediately before the change in the executive’s position, other than merely as a result of the Company ceasing to be a public company, a change in the executive’s title, or the executive’s transfer to an affiliated company that assumes the Executive Employment Agreement; (ii) the reduction in the executive’s annual base salary, other than as part of across-the-board salary reductions affecting all executives of similar status employed by the Company or any entity in control of the Company; (iii) the Company’s failure to continue, or continue the executive’s participation in, any compensation plan in which the executive participated immediately before the event causing the executive’s resignation, which discontinuance is material to the executive’s total compensation, unless an equitable substitute arrangement has been adopted or made available on a basis not materially less favorable to the executive than the plan in effect immediately before the event causing the executive’s resignation, both as to the benefits the executive receives and the executive’s level of participation relative to other participants; (iv) any failure of any Company successor to assume the Executive Employment Agreement; and (v) any other material breach of the Executive Employment Agreement by the Company that is either not committed in good faith or, even if committed in good faith, is not remedied by the Company promptly after receipt of notice thereof from the executive.

“Change in Control” is defined in each of the Executive Employment Agreements to mean (i) the acquisition of more than 50% of the outstanding voting securities of the Company by an individual person or an entity or a group of individuals or entities acting in concert, directly or indirectly, through one transaction or a series of related transactions; (ii) a merger or consolidation of the Company with or into another entity after which the stockholders of the Company immediately prior to such transaction hold less than 50% of the voting securities of the surviving entities; or (iii) a sale of all or substantially all of the assets of the Company.

Assuming that Messrs. Ingriselli and Groth were terminated without “Cause” on December 31, 2008, severance amounts payable would have been $1,050,000 and $495,000 for Messrs. Ingriselli and Groth, respectively.

Assuming that Messrs. Ingriselli and Groth were terminated within 12 months of a “Change in Control” on December 31, 2008, severance amounts payable would have been $1,400,000 and $660,000 for Messrs. Ingriselli and Groth, respectively.

In addition to the above severance amounts payable, all unvested options issued to each of Messrs. Ingriselli and Groth shall become 100% vested upon any termination of employment of such person without Cause, without Good Reason, or upon death or disability.

Pursuant to the Executive Employment Agreements entered into with each of Messrs. Ingriselli and Groth, each of Mr. Ingriselli and Groth are obligated for a period of 24 months after their respective agreement’s termination to (i) not solicit customers, suppliers or employees of the Company, and (ii) not engage in any employment or activity, without the written consent of the Board, if the loyal and complete fulfillment of his duties in such employment would inevitably require him to reveal or utilize confidential information of the Company, as reasonably determined by the Board. Payment of the above severance amounts are not conditioned upon Messrs. Ingriselli’s and Groth’s satisfaction of their respective non-solicitation and non-competition obligations under their Executive Employment Agreements.

Grigg Agreement:

On August 1, 2008, the Company entered into an Employment Agreement with Richard Grigg under which Mr. Grigg was promoted to the position of Senior Vice President and Managing Director, which Agreement was amended effective January 27, 2009. The Agreement terminates on January 27, 2012. Among other stipulations, the Agreement provides that if Mr. Grigg is terminated by the Company without Cause on or after 120 days from the date of the Agreement, the Company shall pay Mr. Grigg a lump sum payment equal to 50 percent of his then current annual base salary.

Under terms of this Agreement, “Cause” means (i) Mr. Grigg's gross and willful misappropriation or theft of the Company's or its subsidiary's or affiliate's funds or property, (ii) Mr. Grigg's commission of any fraud, misappropriation, embezzlement or similar act, whether or not a punishable criminal offense, or Mr. Grigg's conviction of or entering of a plea of nolo contendere to a charge of any felony or crime involving dishonesty or moral turpitude, (iii) Mr. Grigg's engagement in any willful conduct that is injurious to the Company or its subsidiaries or affiliates, (iv) Mr. Grigg's material breach of the Agreement or failure to perform any of his material duties owed to the Company or its subsidiaries or affiliates, or (v) Mr. Grigg's commission of any act involving willful malfeasance or gross negligence or Mr. Grigg's failure to act involving material nonfeasance.

Assuming Mr. Grigg was terminated without “Cause” on December 31, 2008, under the then existing contract, Mr. Grigg would be entitled to $131, 940 in salary and bonus not yet paid as of that date.

KKSH Holdings Agreement:

The Company is also a party to a Contract of Engagement (“Contract of Engagement”) with KKSH Holdings Ltd., a company registered in the British Virgin Islands (“KKSH”), dated January 27, 2009. Mr. Grigg is a minority shareholder and member of the board of directors of KKSH. The Contract of Engagement governs the engagement of KKSH for a period of three years to provide the services of Mr. Grigg through KKSH as Senior Vice President of the Company strictly with respect to the development and management of business opportunities for the Company outside of the People’s Republic of China. Pursuant to the Contract of Engagement, in the event the Company terminates the Contract of Engagement without Cause, the Company must pay to KKSH a lump sum amount equal to 215% of the then-current annual basic fee.

Under terms of the Contract of Engagement, “Cause” means (i) Mr. Grigg's or KKSH’s gross and willful misappropriation or theft of the Company's or any of its subsidiaries’ or affiliates’ funds or property, (ii) Mr. Grigg's or KKSH’s commission of any fraud, misappropriation, embezzlement or similar act, whether or not a punishable criminal offense, or Mr. Grigg's or KKSH’s conviction of or entering of a plea of nolo contendere to a charge of any felony or crime involving dishonesty or moral turpitude, (iii) Mr. Grigg's or KKSH’s engagement in any willful conduct that is injurious to the Company or its subsidiaries or affiliates, (iv) Mr. Grigg's or KKSH’s material breach of the Agreement or failure to perform any of the material duties owed to the Company or its subsidiaries or affiliates, or (v) Mr. Grigg's or KKSH’s commission of any act involving willful malfeasance or gross negligence or Mr. Grigg's or KKSH’s failure to act involving material nonfeasance.

If this Contract of Engagement had been effective at the time and was terminated without “Cause” on December 31, 2008, termination amounts payable would have been $72,218 to Mr. Grigg and $288,269 to KKSH.

Tseng Agreement:

The Company is also a party to an Employment Agreement with Jamie Tseng, the Company’s Executive Vice President (the “Tseng Employment Agreement”), dated April 22, 2009 and effective January 1, 2009. Prior to such time, Mr. Tseng was not contractually entitled to any post-termination benefits from the Company. The Tseng Employment Agreement governs the employment of Mr. Tseng in the capacity of Executive Vice President of the Company through December 31, 2011, and provides for a base salary of $140,000 per year, and provides that, in the event the Company terminates Mr. Tseng’s employment without Cause, the Company must pay to Mr. Tseng a lump sum amount equal to 50% of Mr. Tseng’s then-current annual base salary.

Under the terms of the Tseng Employment Agreement, “Cause” means (i) Mr. Tseng’s gross and willful misappropriation or theft of the Company’s or any of its subsidiary’s or affiliate’s funds or property, (ii) Mr. Tseng’s commission of any fraud, misappropriation, embezzlement or similar act, whether or not a punishable criminal offense, or Mr. Tseng’s conviction of or entering of a plea of nolo contendere to a charge of any felony or crime involving dishonesty or moral turpitude, (iii) Mr. Tseng’s engagement in any willful conduct that is injurious to the Company or any of its subsidiaries or affiliates, (iv) Mr. Tseng’s material breach of the Agreement or failure to perform any of his material duties owed to the Company or any of its subsidiaries or affiliates, or (v) Mr. Tseng’s commission of any act involving willful malfeasance or gross negligence or Mr. Tseng’s failure to act involving material nonfeasance.

If the Tseng Employment Agreement had been effective at the time and was terminated without “Cause” on December 31, 2008, termination amounts payable would have been $70,000 to Mr. Tseng.

In addition to the above severance amounts payable, all unvested options issued to Mr. Tseng that were granted to Mr. Tseng on September 29, 2006 shall become 100% vested upon any termination of employment of Mr. Tseng without Cause, without Good Reason, or upon death or disability.

Other Personal Benefits

In 2007, the Company adopted a defined contribution 401(k) plan for its employees. The plan provides for Company matching of 200% on up to the first 3% of salary contributed by employees. Company contributions are immediately vested to the employee. The named executive officers participate in this plan on the same basis as other employees. There is no supplemental nonqualified plan of this type for officers. Attributed costs of the personal benefits described above for the named executive officers for the fiscal year ended December 31, 2008 are included in the “Summary Compensation Table.”

The Company has also entered into indemnification agreements with its officers and directors, including the named executive officers, which provides for limitation of liability and indemnification of such individuals under certain circumstances as described under the heading “Limitation of Liability and Indemnification Matters” herein.

Summary Compensation Table

The following table sets forth the compensation for the Principal Executive Officers (“PEO”), the Principal Financial Officer (“PFO”), the Senior Vice President and Managing Director and the Executive Vice President. No other executive officer’s total compensation for the fiscal years ended December 31, 2006, 2007 or 2008 exceeded $100,000.

Name and Principal Position	Year	Salary		Bonus		Stock Awards (18)	Option Awards (19)	All Other Compensation		Total

Frank C. Ingriselli	2006	-0-		$80,000	(11)	-0-	$11,815	$208,125	(20)	$299,940
President and Chief	2007	$262,500	(5)	$140,000	(12)	$7,479	$87,471	$63,450	(21)	$560,900
Executive Officer	2008	$350,000	(6)	$140,000	(12)	$193,109	$172,617	$21,000	(22)	$876,726
(PEO) (1)

Stephen F. Groth	2006	$30,800	(7)	$10,000	(13)	-0-	$5,345	$59,450	(23)	$105,595
Vice President and	2007	$135,600	(8)	$45,000	(14)	$2,244	$32,700	$11,436	(24)	$226,980
Chief Financial Officer (PFO) (2)	2008	$165,000	(9)	$50,000	(15)	$61,444	$75,171	$13,080	(24)	$364,695

Richard Grigg	2008	$198,001	(10)	$96,000	(16)	$386,241	$22,014	$107,355	(25)	$809,611
Senior Vice President and Managing Director (3)

Jamie Tseng	2006	-0-		-0-		-0-	$7,089	$128,000	(26)	$135,089
Executive Vice	2007	-0-		-0-		-0-	$26,316	$134,673	(26)	$160,989
President (4)	2008	-0-		$20,000	(17)	$2,228	$33,294	$142,675	(26)	$198,197

———————

1)

Mr. Ingriselli was elected President and Chief Executive Officer, and designated a member of the Company’s Board of Directors, on May 7, 2007 upon closing of the mergers of Inner Mongolia Production Company LLC (“IMPCO”) and Advanced Drilling Services, LLC (“ADS”) into the Company (the “Mergers”). Prior to that, he served as Manager, Chief Executive Officer and President of IMPCO.

2)

Mr. Groth was elected Vice President and Chief Financial Officer of the Company on May 7, 2007 upon closing of the Mergers. Prior to that, he served as Manager and Chief Financial Officer of IMPCO.

3)

Mr. Grigg was hired as Managing Director of the Company’s International operations on March 1, 2008 and promoted to his present position of Senior Vice President and Managing Director on August 1, 2008. From October 11, 2007 until February 29, 2008, Mr. Grigg provided consulting services to the Company.

4)

Mr. Tseng was elected Executive Vice President of the Company on May 7, 2007 upon closing of the Mergers. Prior to that, he served as Manager and Executive Vice President of IMPCO.

5)

Represents employee salary as an officer of IMPCO from April 1, 2007 through May 6, 2007 and employee salary as an officer of Pacific Asia Petroleum, Inc. from May 7, 2007 to December 31, 2007.

6)

Represents employee salary as an officer of Pacific Asia Petroleum, Inc. for the year 2008.

7)

Represents employee salary as an officer of IMPCO.

8)

Represents employee salary as an officer of IMPCO through May 6, 2007 and employee salary as an officer of Pacific Asia Petroleum, Inc. from May 7, 2007 to December 31, 2007.

9)

Represents employee salary as an officer of Pacific Asia Petroleum, Inc. for the year 2008.

10)

Represents Mr. Grigg’s salary as Managing Director of the Company’s international operations from March 1, 2008 until July 31, 2008, and in his current position until December 31, 2008. On August 1, 2008, Mr. Grigg was promoted to his current position and salary.  Under the terms of Mr. Grigg’s Employment Agreement with the Company, Mr. Grigg may request payment in the currency of his choice. Salary has been computed based on the monthly average exchange rates for the applicable currencies during the year.

11)

Represents $80,000 fiscal year 2006 bonus awarded to Mr. Ingriselli by the Board of Directors of the Company and paid to Mr. Ingriselli in 2007.

12)

Represents $140,000 fiscal years 2007 and 2008 bonuses awarded to Mr. Ingriselli by the Board of Directors and Compensation Committee of the Company and paid to Mr. Ingriselli in 2007 and 2008, respectively.

13)

Represents $10,000 fiscal year 2006 bonus awarded to Mr. Groth by the Board of Directors of the Company and paid to Mr. Groth in 2007.

14)

Represents $45,000 fiscal year 2007 bonus awarded to Mr. Groth by the Board of Directors of the Company and paid to Mr. Groth in 2007.

15)

Represents $50,000 fiscal year 2008 bonus awarded to Mr. Groth by the Compensation Committee of the Company’s Board of Directors and paid to Mr. Groth in 2008.

16)

Represents $96,000 fiscal year 2008 bonus awarded to Mr. Grigg by the Compensation Committee of the Company’s Board of Directors but not yet paid to Mr. Grigg, as of December 31, 2008.

17)

Represents $20,000 fiscal year 2008 bonus awarded to Mr. Tseng by the Compensation Committee of the Company’s Board of Directors and paid to Mr. Tseng in 2008.

18)

Represents the compensation costs of restricted common stock awards under SFAS No. 123 (R) recorded to expense in the Company’s financial statements in years 2007 and 2008. The assumptions used are found in the Notes to Consolidated Financial Statements, Note 13 (“Stock-Based Compensation”) in the Company’s Form 10-K for the year ended December 31, 2008.

19)

Represents the compensation costs of stock options under SFAS No. 123 (R) recorded to expense in the Company’s financial statements for the respective years. The assumptions used are found in the Notes to Consolidated Financial Statements, Note 13 (“Stock-Based Compensation”) in the Company’s Form 10-K for the year ended December 31, 2008.

20)

Represents fees paid to Mr. Ingriselli for his provision of consulting services to IMPCO, including business development activities, negotiations and contract work, legal services, financial advisory services, and coordination activities pursuant to a consulting agreement entered into with IMPCO for the term of December 15, 2005 through December 31, 2006, and prior to his employment with the Company.

21)

Represents fees for consulting services to IMPCO of $49,950 through March 31, 2007 prior to Mr. Ingriselli’s change in status from consultant to employee, and $13,500 in Company 401(k) plan contributions in 2007 during his service period as an employee, provided on the same basis as for all employees.

22)

Represents Company 401(k) plan contributions during 2008 provided on the same basis as for all employees and $7,200 in rent reimbursement.

23)

Represents fees paid to Mr. Groth for his provision of consulting services to IMPCO, including assistance with financial analysis and financial controls, accounting and other fiscal activities, pursuant to a consulting agreement entered into with IMPCO for the term of December 15, 2005 through August 31, 2006, and prior to his employment with the Company.

24)

Represents Company 401(k) plan contributions in 2007 and 2008, provided on the same basis as for all employees.

25)

Includes $42,000 in consulting fees for the period January 1, 2008 through February 29, 2008 pursuant to terms of Mr. Grigg’s Consulting Agreement with the Company. Also includes $36,528 in housing allowance, medical and life insurance benefits, $13,200 in 401(k)-like benefits and $12,957 in travel allowance paid to or reimbursed to Mr. Grigg by the Company as required pursuant to Mr. Grigg’s Employment Agreement with the Company, which became effective March 1, 2008 and was amended August 1, 2008.

26)

Represents fees paid to Mr. Tseng for his provision of consulting services to IMPCO and Pacific Asia Petroleum, Inc., including assistance with Beijing representative office activities, business development activities, negotiations, government relations activities and coordination activities, pursuant to consulting agreements. Also includes $2,671 in medical and life insurance benefits in 2008 and $3,000 in 2006 and $8,000 in 2007 for rent paid by IMPCO to Mr. Tseng for office space provided by Mr. Tseng in Beijing.

Grants of Plan–Based Awards in Year 2008

The following table sets forth information with respect to incentive stock options and restricted stock granted to the executive officers named in the Summary Compensation Table during the year ended December 31, 2008 under the Company’s 2007 Stock Plan.

Name	Grant Date	Stock Awards: Number of Shares of Stock		Option Awards: Number of Securities Underlying Options		Exercise or Base Price of stock and Option Awards ($/Sh) (1)	Closing Stock Price on Date of Awards ($/Sh) (2)	Grant Date Fair Value of Stock and Option Awards
Frank C. Ingriselli (PEO)	12/9/2008	20,000	(4)	350,000	(3)	$0.64	$0.75	$149,300
	12/18/2008	130,000	(4)			$0.68	$0.65	$87,750

Stephen F. Groth (PFO)	12/9/2008	165,000	(4)	165,000	(3)	$0.64	$0.75	$169,950

Richard Grigg	12/9/2008	150,000	(4)	240,000	(3)	$0.64	$0.75	$189,600
	12/18//2008	90,000	(4)			$0.68	$0.65	$60,750

Jamie Tseng	12/9/2008	85,000	(4)	85,000	(3)	$0.64	$0.75	$87,550

———————

1)

The exercise price of option awards issued under the Company’s 2007 Stock Plan is equal to the fair market value of Common Stock of the Company as determined in accordance with the 2007 Stock Plan as the mean between the representative bid and asked prices on the close of business the day immediately prior to the applicable Grant Date as reported by Pink Sheets LLC.

2)

The closing stock price on the date the option awards were granted (December 9, 2008 and December 18, 2008, as applicable) is different from the exercise price of the option awards because, in accordance with the Company’s 2007 Stock Plan under which these option awards were granted, the exercise price for such option awards is equal to the fair market value of Common Stock of the Company calculated as the mean between the representative bid and asked prices on the close of business the day immediately prior to the date these option awards were granted (December 9, 2008 and December 18, 2008, as applicable) as reported by Pink Sheets LLC.

3)

The Options will vest and become exercisable as follows: at the rate of (i) 50% of the shares on the twelve month anniversary of the Grant Date (ii) 20% of the shares on the two year anniversary of the Grant Date (iii) 20% of the shares on the three year anniversary of the Grant Date, and (iv) 10% of the shares on the four year anniversary of the Grant Date, in each case for so long as the recipient of the Option remains an employee of or a consultant to the Company, and subject to the terms and conditions of a stock option agreement entered into by and between the Company and the Optionee.

4)

Grant of restricted stock subject to forfeiture. 40% of the shares will become vested and nonforfeitable on the twelve month anniversary of the Grant Date, 30% of the shares will become vested and nonforfeitable on the two year anniversary of the Grant Date, and the balance 30% of the shares will become vested and nonforfeitable on the three year anniversary of the Grant Date, in each case for so long as the recipient of the stock remains an employee of or consultant to the Company and subject to the terms and conditions of the restricted stock purchase agreement entered into by and between the Company and the grantee.

Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreements with Named Executive Officers

The Company and Mr. Ingriselli are parties to the Ingriselli Agreement. This employment agreement contains, among other things, severance payment provisions that require the Company to continue Mr. Ingriselli’s salary and benefits for 36 months if employment is terminated without “cause,” as such is term defined in the Ingriselli Agreement, and to make a lump sum payment equal to 48 months salary and continue benefits for 48 months if terminated within 12 months of a “change in control,” also as such term is defined in the Ingriselli Agreement. This agreement does not contain a definitive termination date, but Mr. Ingriselli does have the right to terminate his employment at any time without penalty. The Ingriselli Agreement also prohibits Mr. Ingriselli from engaging in competitive activities during and for a period of 24 months following termination of his employment that would result in disclosure of the Company’s confidential information, but does not contain a general restriction on engaging in competitive activities. Pursuant to the Ingriselli Agreement, Mr. Ingriselli’s annual base salary is $350,000, and he is entitled to an annual bonus of between 20% and 40% of his base salary, as determined by the Company’s Board of Directors based on his performance, the Company’s achievement of financial performance and other objectives established by the Board of Directors each year, provided, however, that his annual bonus may be less as approved by the Board of Directors based on his performance and the performance of the Company. Under the agreement, Mr. Ingriselli is also eligible for long-term incentive compensation, such as additional options to purchase shares of the Company’s capital stock, on such terms as established by the Board of Directors. To date, the Board of Directors has not established any terms, performance metrics or eligibility criteria for determining when, and to what extent, Mr. Ingriselli may be eligible for such long-term incentive compensation, or what such long-term incentive compensation may include.

The Company and Mr. Groth are parties to the Groth Agreement. This employment agreement contains, among other things, severance payment provisions that require the Company to continue Mr. Groth’s salary and benefits for 36 months if employment is terminated without “cause,” as such term is defined in the Groth Agreement, and to make a lump sum payment equal to 48 months salary and continue benefits for 48 months if terminated within 12 months of a “change in control,” as such term is defined in the Groth Agreement. This agreement does not contain a definitive termination date, but Mr. Groth does have the right to terminate his employment at any time without penalty. The Groth Agreement also prohibits Mr. Groth from engaging in competitive activities during and for a period of 24 months following termination of his employment that would result in disclosure of the Company’s confidential information, but does not contain a general restriction on engaging in competitive activities. Pursuant to the Groth Agreement, Mr. Groth’s annual base salary is $150,000 (changed to $165,000 effective January 1, 2008), and he is entitled to an annual bonus of between 20% and 30% of his base salary, as determined by the Company’s Board of Directors based on his performance, the Company’s achievement of financial performance and other objectives established by the Board of Directors each year, provided, however, that annual bonus may be less as approved by the Board of Directors based on his performance and the performance of the Company.  Under the agreement, Mr. Groth is eligible for long-term incentive compensation, such as additional options to purchase shares of the Company’s capital stock, on such terms as established by the Board of Directors. To date, the Board of Directors has not established any terms, performance metrics or eligibility criteria for determining when, and to what extent, Mr. Groth may be eligible for such long-term incentive compensation, or what such long-term incentive compensation may include.

The Company is a party to two agreements pursuant to which Richard Grigg, the Company’s Senior Vice President and Managing Director, performs services to the Company:  (i) an Amended and Restated Employment Agreement, dated January 27, 2009 (the “Amended Employment Agreement”), entered into directly with Richard Grigg that governs the employment of Mr. Grigg in the capacity of Managing Director of the Company and covers services provided by Mr. Grigg to the Company within the PRC; and (ii) a Contract of Engagement, dated January 27, 2009 (“Contract of Engagement”), entered into with KKSH Holdings Ltd. (“KKSH”), a company registered in the British Virgin Islands in which Mr. Grigg holds a minority interest and on whose board of directors Mr. Grigg sits, which agreement governs the provision of services related to the development and management of business opportunities for the Company outside of the PRC by Mr. Grigg through KKSH. The Amended Employment Agreement has a term of three years, and provides for a base salary of 990,000 RMB (approximately $145,000) per year and the reimbursement of certain accommodation expenses in Beijing, China, and certain other transportation and expenses of Mr. Grigg. In addition, in the event the Company terminates Mr. Grigg’s employment without Cause (as defined in the Amended Employment Agreement), the Company must pay to Mr. Grigg a lump sum amount equal to 50% of Mr. Grigg’s then-current annual base salary. The Contract of Engagement also has a term of three years, and provides for a basic fee for the services of 919,000 RMB (approximately $135,000) per year, to be prorated and paid monthly and subject to annual review and increase upon mutual agreement by the Company and KKSH. Pursuant to the Contract of Engagement, the Company shall also provide Mr. Grigg with medical benefits and life insurance coverage, and pay KKSH an annual performance-based bonus award targeted at between 54% and 72% of the basic fee, awardable in the discretion of the Company’s Board of Directors. In addition, in the event the Company terminates the Contract of Engagement without Cause (as defined in the Contract of Engagement), the Company must pay to KKSH a lump sum amount equal to 215% of the then-current annual basic fee.

The Company is a party to an Employment Agreement with Jamie Tseng, the Company’s Executive Vice President (the “Tseng Employment Agreement”), dated April 22, 2009 and effective January 1, 2009. The Tseng Employment Agreement governs the employment of Mr. Tseng in the capacity of Executive Vice President of the Company through December 31, 2011, and provides for a base salary of $140,000 per year, and provides that, in the event the Company terminates Mr. Tseng’s employment without Cause (as defined in the Tseng Employment Agreement), the Company must pay to Mr. Tseng a lump sum amount equal to 50% of Mr. Tseng’s then-current annual base salary.

2007 Stock Plan

The Company’s Board of Directors and stockholders approved and adopted the 2007 Stock Plan on May 7, 2007 (the “2007 Plan”). The 2007 Plan provides for the grant of restricted stock, incentive and/or non-qualified options, and stock appreciation rights (“SARs”) to employees, directors and consultants of the Company to purchase up to an aggregate of 4,000,000 shares of Common Stock. The purpose of the 2007 Plan is to provide participants with incentives which will encourage them to acquire a proprietary interest in, and continue to provide services to, the Company, and to attract new employees, directors and consultants with outstanding qualifications. The 2007 Plan is administered by the Compensation Committee on behalf of the Board of Directors which has discretion to select optionees and to establish the terms and conditions of each option, subject to the provisions of the 2007 Plan.

Pursuant to the 2007 Plan, the Company may from time to time grant its employees, directors and consultants restricted stock and options to purchase shares of, and SARs with respect to, the Company’s Common Stock at exercise prices determined by the Board of Directors. The exercise price of incentive stock options may not be less than 110% of the fair market value of Common Stock as of the date of grant. The Internal Revenue Code currently limits to $100,000 the aggregate value of Common Stock that may be acquired in any one year pursuant to incentive stock options under the 2007 Plan or any other option plan adopted by the Company. Nonqualified options may be granted under the 2007 Plan at an exercise price of not less than 85% of the fair market value of the Common Stock on the date of grant. Nonqualified options may be granted without regard to any restriction on the amount of Common Stock that may be acquired pursuant to such options in any one year. Options may not be exercised more than ten years after the date of grant. All stock options are non-transferrable by the grantee (other than upon the grantee’s death) and may be exercised only by the optionee during his service to the Company as an employee, director or consultant or for a specified period of time following termination of such service. The aggregate number of shares of Common Stock issuable under the 2007 Plan, the number of shares of stock, options and SARs outstanding, and the exercise price thereof are subject to adjustment in the case of certain transactions such as mergers, recapitalizations, stock splits or stock dividends.

Pursuant to the 2007 Plan, in the event of a pending or threatened takeover bid, tender offer or exchange offer for twenty percent (20%) or more of the outstanding Common Stock or any other class of stock or securities of the Company (other than a tender offer or exchange offer made by the Company or any of its subsidiaries), whether or not deemed a tender offer under applicable federal or state law, or in the event that any person makes any filing under Section 13(d) or 14(d) of the Exchange Act with respect to the Company, other than a filing on Form 13G or Form 13D, the Board of Directors may in its sole discretion, without obtaining stockholder approval, take one or more of the following actions to the extent not inconsistent with other provisions of the 2007 Plan: (a) accelerate the exercise dates of any outstanding option or SAR, or make the option or SAR fully vested and exercisable; (b) pay cash to any or all holders of options or SARs in exchange for the cancellation of their outstanding options or SARs; or (c) make any other adjustments or amendments to the 2007 Plan and outstanding options or SARs and substitute new options or SARs for outstanding options or SARs.

In general, upon the termination of service to the Company as an employee, director or consultant of an optionee or restricted stock or SAR recipient, all options, shares of restricted stock and SARs granted to such person that have not yet vested will immediately terminate, and those options and SARs that have vested as of the date of termination will be exercisable for 90 days after such termination date (12 months in the case of termination by reason of death or disability).

As of December 31, 2008, options to purchase an aggregate of 1,372,000 shares of Common Stock and restricted stock grants of an aggregate of 900,000 shares of Common Stock had been issued under the 2007 Plan. The 2007 Plan terminates on May 7, 2017.

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code, as amended, generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to any executive officer unless such compensation is paid pursuant to a qualified performance-based compensation plan. All compensation awarded to our executive officers in 2008 is expected to be tax deductible. The Board considers such deductibility and the potential cost to the Company when granting awards and considering salary changes.

The Company accounts for equity awards under the provisions of Statement of Financial Accounting Standard No. 123 (revised 2004) Share-Based Payment (FAS No. 123(R)). The Company charges the estimated fair value of option and restricted stock awards to income over the time of service provided by the employee to earn the award, typically the vesting period. The fair value of options is measured using the Black-Scholes option pricing model. The fair value of non-vested stock awards issued under the Company’s 2007 Stock Plan is measured by the fair market value of Common Stock of the Company determined in accordance with the 2007 Stock Plan as the mean between the representative bid and asked prices on the close of business the day immediately prior to the grant date as reported by Pink Sheets LLC, with no discount for vesting period or other restrictions. The compensation expense to the Company under FAS No. 123(R) is one of the factors the Board considers in determining equity awards to be granted, and also may influence the vesting period chosen.

Limitation of Liability and Indemnification Matters

Under Section 145 of the Delaware General Corporation Law (the “DGCL”), the Company has broad powers to indemnify its directors and officers against liabilities they may incur in such capacities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). The Company’s Bylaws provide that, to the fullest extent permitted by law, the Company shall indemnify and hold harmless any person who was or is made or is threatened to be made a party or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that such person, or the person for whom he is the legally representative, is or was a director or officer of the Company, against all liabilities, losses, expenses (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such proceeding.

The Company’s Restated Certificate of Incorporation provides for the indemnification of, and advancement of expenses to, such agents of the Company (and any other persons to which Delaware law permits the Company to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted under Section 145 of the DGCL, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to the Company, its stockholders and others. The provision does not affect directors’ responsibilities under any other laws, such as the federal securities laws or state or federal environmental laws. The Company has entered into indemnification agreements with certain of its current executive officers and directors, and intends to enter into agreements with its future directors and executive officers, that require the Company to indemnify such persons to the fullest extent permitted by law, against expenses, judgments, fines, settlements and other amounts incurred (including attorneys’ fees), and advance expenses if requested by such person, in connection with investigating, defending, being a witness in, participating, or preparing for any threatened, pending, or completed action, suit, or proceeding or any alternative dispute resolution mechanism, or any inquiry, hearing, or investigation (collectively, a “Proceeding”), relating to any event or occurrence that takes place either prior to or after the execution of the indemnification agreement, related to the fact that such person is or was a director or officer of the Company, or while a director or officer is or was serving at the request of the Company as a director, officer, employee, trustee, agent, or fiduciary of another foreign or domestic corporation, partnership, joint venture, employee benefit plan, trust, or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation that was a predecessor corporation of the Company or of another enterprise at the request of such predecessor corporation, or related to anything done or not done by such person in any such capacity, whether or not the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent of the Company. Indemnification is prohibited on account of any Proceeding in which judgment is rendered against such persons for an accounting of profits made from the purchase or sale by such persons of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any federal, state, or local laws. The indemnification agreements also set forth certain procedures that will apply in the event of a claim for indemnification thereunder. The Company has been informed that in the opinion of the Securities and Exchange Commission, indemnification provisions, such as those contained in the Company’s Restated Certificate of Incorporation, are unenforceable with respect to claims arising under federal securities laws and, therefore, do not eliminate monetary liability of directors.

The Company currently maintains an Executive and Organization Liability Insurance Policy issued by Illinois National Insurance Company, a member company of American International Group, Inc. (“AIG”). This policy provides insurance coverage on behalf of any person who is or was a director, officer or employee of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise against liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Company would have the power to indemnify him against liability under the provisions of this section.

The right of any person to be indemnified is subject always to the right of the Company by its Board of Directors, in lieu of such indemnity, to settle any such claim, action, suit or proceeding at the expense of the Company by the payment of the amount of such settlement and the costs and expenses incurred in connection therewith.

Outstanding Equity Awards at Fiscal Year End

The following table shows information concerning unexercised stock options as of December 31, 2008 for the executive officers named in the Summary Compensation Table.

Outstanding Option Awards

Name	Option Grant Date	Number of Securities Underlying Unexercised Options			Option Exercise Price ($)(12)	Option Expiration Date
		Exercisable	Unexercisable

Frank C. Ingriselli (PEO)	9/29/2006	204,000	136,000	(1)	$0.56	9/29/2016
	12/17/2007	30,002	49,998	(2)	6.00	12/17/2017
	12/9/2008	0	350,000	(3)	0.64	12/9/2018

Stephen F. Groth (PFO)	12/29/2006	93,840	62,560	(4)	$0.56	9/29/2016
	12/17/2007	20,000	20,000	(5)	6.00	12/17/2017
	12/9/2008	0	165,000	(6)	0.64	12/9/2018

Richard Grigg	12/17/2007	5,000	5,000	(7)	6.00	12/17/2017
	12/9/2008	0	240,000	(8)	0.64	12/9/2018

Jamie Tseng	9/29/2006	122,400	81,600	(9)	$0.56	9/29/2016
	12/17/2007	7,500	7,500	(10)	6.00	12/17/2017
	12/9/2008	0	85,000	(11)	0.64	12/9/2018

———————

1)

The Options will vest and become exercisable as follows: (i) 68,000 of the shares on September 29, 2009; and (ii) 68,000 of the shares on September 29, 2010. Vesting shall terminate upon the date of any termination of employment for cause or with good reason, and all vesting shall be accelerated upon any termination of employment without cause, without good reason, or upon death or disability (as defined).

2)

The Options will vest and become exercisable as follows: (i) 16,666 of the shares on December 17, 2009; (ii) 16,666 of the shares on December 17, 2010; and (iii) 16,666 of the shares on December 17, 2011, for so long as Mr. Ingriselli remains an employee of or a consultant to the Company, and subject to the terms and conditions of a stock option agreement entered into by and between the Company and Mr. Ingriselli.

3)

The Options will vest and become exercisable as follows: (i)175,000 of the shares on December 9, 2009; (ii) 70,000 of the shares on December 9, 2010; (iii) 70,000 of the shares on December 9, 2011; and (iv) 35,000 of the shares on December 9, 2012, for so long as Mr. Ingriselli remains an employee of or a consultant to the Company, and subject to the terms and conditions of a stock option agreement entered into by and between the Company and Mr. Ingriselli.

4)

The Options will vest and become exercisable as follows: (i) 31,280 of the shares on September 29, 2009; and (ii) 31,280 of the shares on September 29, 2010. Vesting shall terminate upon the date of any termination of employment for cause or with good reason, and all vesting shall be accelerated upon any termination of employment without cause, without good reason, or upon death or disability (as defined).

5)

The Options will vest and become exercisable as follows: (i) 8,000 of the shares on December 17, 2009; (ii) 8,000 of the shares on December 17, 2010; and (iii) 4,000 of the shares vest on December 17, 2011, for so long as Mr. Groth remains an employee of or a consultant to the Company, and subject to the terms and conditions of a stock option agreement entered into by and between the Company and Mr. Groth.

6)

The Options will vest and become exercisable as follows: (i) 82,500 of the shares on December 9, 2009; (ii) 33,000 of the shares on December 9, 2010; (iii) 33,000 of the shares on December 2011; and (iv) 16,500 of the shares on December 9, 2012, for so long as Mr. Groth remains an employee of or a consultant to the Company, and subject to the terms and conditions of a stock option agreement entered into by and between the Company and Mr. Groth.

7)

The Options will vest and become exercisable as follows: (i) 2,000 of the shares on December 17, 2009; (ii) 2,000 of the shares on December 17, 2010; and (iii) 1,000 of the shares on December 17, 2011, for so long as Mr. Grigg remains an employee of or a consultant to the Company, and subject to the terms and conditions of a stock option agreement entered into by and between the Company and Mr. Grigg.

8)

The Options will vest and become exercisable as follows: (i) 120,000 of the shares on December 9, 2009; (ii) 48,000 of the shares on December 9, 2010; (iii) 48,000 of the shares on December 9, 2011; and (iv) 24,000 of the shares on December 9, 2012, for so long as Mr. Grigg remains an employee of or a consultant to the Company, and subject to the terms and conditions of a stock option agreement entered into by and between the Company and Mr. Grigg.

9)

The Options will vest and become exercisable as follows: (i) 40,800 of the shares on September 29, 2009; and (ii) 40,800 of the shares on September 29, 2010, for so long as Mr. Tseng remains an employee of or a consultant to the Company, and subject to the terms and conditions of a stock option agreement entered into by and between the Company and Mr. Tseng.

10)

The Options will vest and become exercisable as follows: (i) 3,000 of the shares on December 17, 2009; (ii) 3,000 of the shares on December 17, 2010; and (iii) 1,500 of the shares on December 17, 2011, for so long as Mr. Tseng remains an employee of or a consultant to the Company, and subject to the terms and conditions of a stock option agreement entered into by and between the Company and Mr. Tseng.

11)

The Options will vest and become exercisable as follows: (i) 42,500 of the shares on December 9, 2009; (ii) 17,000 of the shares on December 9, 2010; (iii) 17,000 of the shares on December 9, 2011; and (iv) 8,500 of the shares on December 9, 2012, for so long as Mr. Tseng remains an employee of or a consultant to the Company, and subject to the terms and conditions of a stock option agreement entered into by and between the Company and Mr. Tseng.

12)

The fair market value of Common Stock of the Company determined in accordance with the 2007 Stock Plan as the mean between the representative bid and asked prices on the close of business the day immediately prior to the date of grant as reported by Pink Sheets LLC.

The following table shows information concerning unvested restricted shares as of December 31, 2008 for the executive officers named in the Summary Compensation Table and for the directors named in the Director Compensation Table.

Outstanding Stock Awards

Name	Grant Date	Number of Shares That Have Not Vested		Closing Price of Stock on 12/31/2008	Market Value of Shares That Have Not Vested ($)(6)
Officers
Frank C. Ingriselli (PEO)	12/17/2007	30,000	(1)	$0.65	19,500
	12/9/2008	20,000	(2)	$0.65	13,000
	12/18/2008	130,000	(2)	$0.65	84,500

Stephen F. Groth (PFO)	12/17/2007	9,000	(1)	$0.65	5,850
	12/9/2008	165,000	(2)	$0.65	107,250

Richard Grigg	12/17/2007	60,000	(1)	$0.65	39,000
	12/9/2008	150,000	(2)	$0.65	97,500
	12/18/2008	90,000	(2)	$0.65	58,500

Jamie Tseng	12/9/2008	85,000	(2)	$0.65	55,250
Directors
Laird Q. Cagan (3)	—	—		—	—

James F. Link, Jr.	7/22/2008	30,000	(4)	$0.65	19,500

Elizabeth P. Smith	7/22/2008	10,000	(5)	$0.65	6,500

Robert C. Stempel	7/22/2008	10,000	(5)	$0.65	6,500

———————

1)

Of the remaining unvested shares, 50% will vest and become non-forfeitable on December 17, 2009 and 50% will vest and become non-forfeitable on December 17, 2010, for so long as the recipient of the stock remains an employee of or consultant to the Company and subject to the terms and conditions of the restricted stock purchase agreement entered into by and between the Company and the grantee.

2)

Grant of restricted stock subject to forfeiture as follows: (i) 40% of the shares will become vested and non-forfeitable on twelve month anniversary of the Grant Date; (ii) 30% of the shares will become vested and non-forfeitable on the two year anniversary of the Grant Date; and (iii) the balance of 30% of the shares will become vested and non-forfeitable on the three year anniversary of the Grant Date, for so long as the recipient of the stock remains an employee of or consultant to the Company and subject to the terms and conditions of the restricted stock purchase agreement entered into by and between the Company and the grantee.

3)

Mr. Cagan was not granted any stock awards in 2008.

4)

The unvested shares will vest and become non-forfeitable as follows: (i) 5,000 shares on the six month anniversary of the Grant Date; (ii) 15,000 shares on the twelve month anniversary of the Grant Date; and (iii) 10,000 shares will vest and become non-forfeitable on the two year anniversary of the Gant Date.

5)

The unvested shares will vest and become non-forfeitable as follows: (i) 5,000 shares on the twelve month anniversary of the Grant Date; and (ii) 5,000 shares will vest and become non-forfeitable on the two year anniversary of the Gant Date.

6)

Based on $0.65 per share, the closing price of the Common Stock as reported by Pink Sheets LLC on December 31, 2008.

Potential Payments Upon Termination or Change in Control

For a description of the potential payments to our Named Executive Officers upon termination or a change in control, see ”Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table – Employment Agreements with Executive Officers” above. For further discussion of the determination of termination benefits, see “Compensation Discussion and Analysis – Total Compensation and Description and Allocation of Its Components – Post-Termination Compensation.”

The following table quantifies the termination benefits due to our Named Executive Officers, in the event of their termination for various reasons, including any termination occurring within 12 months following a change of control. The amounts were computed as if each executive officer's employment terminated on December 31, 2008.

2008 Potential Termination Benefits for Named Executive Officers

		Termination for other than Cause, Death, or Disability
Executive Officer / Element of Compensation	Termination due to Death or Disability	or by Executive for Good Reason	within 12 Months following a Change of Control
Frank C. Ingriselli
Salary and Bonus (1)	$350,000	$1,050,000	$1,400,000
Equity Awards(2)	132,900	132,900	132,900
Benefits(3)	—	44,100	58,800
Total Frank C. Ingriselli	$482,900	$1,227,000	$1,591,700

Richard Grigg
Salary and Bonus (4)	$131,940	$131,940	$131,940
Equity Awards	—	—	—
Benefits	—	—	—
Total Richard Grigg	$131,940	$131,940	$131,940

Stephen F. Groth
Salary and Bonus (1)	$165,000	$495,000	$660,000
Equity Awards(2)	120,454	120,454	120,454
Benefits(3)	—	29,700	39,600
Total Stephen F. Groth	$285,454	$645,154	$820,054

———————

(1)

Year 2008 bonuses were awarded and paid by December 31, 2008. Amounts shown represent 12 months salary in the case of death or disability, 36 months salary in the case of  termination for “Good Reason” and 48 months salary in the event of termination due to a “Change in Control.”

(2)

Equity awards are quantified at the intrinsic value on December 31, 2008 of all options and restricted stock that was not fully vested and exercisable, but would become exercisable, under the terms of the Named Executive Officer's employment agreement, due to the form of termination specified in the column heading. The intrinsic value of options is determined by calculating the difference between the closing market price of our common stock on December 31, 2008, which was $0.65 per share, and the exercise price of the option, and multiplying that difference by the number of options exercisable at that given exercise price. The intrinsic values of all the options are then totaled. The intrinsic value of restricted stock is equal to the number of shares times the closing price of our common stock on December 31, 2008.

(3)

Terminated employees are entitled to 36 or 48 months of continued participation in the Company’s 401(k) plan, depending on the circumstances. For purposes of this disclosure, we have assumed that terminated employees will continue contributing to the 401(k) plan after their termination, up to Section 415 limits of the Internal Revenue Code.

(4)

Represents $35,940 in salary and $96,000 in cash bonus not paid in 2008.

Option Exercises and Stock Vested in Last Fiscal Year

No options were exercised by any of the Company’s executive officers who are named in the Summary Compensation Table during the year ended December 31, 2008. During the fiscal year ended December 31, 2008, the following number of restricted shares vested for executive officers named in the Summary Compensation Table: Frank C. Ingriselli (20,000 shares); Richard Grigg (40,000 shares ); and Stephen F. Groth (6,000 shares). In each case, the vested shares represented 40 percent of the restricted stock awarded on December 17, 2007.

Compensation of Directors

There are no standard arrangements by which directors of the Company are compensated for their services as directors, and none of the directors received any cash compensation for their services as such during the most recently completed fiscal year. The Company issued 10,000 shares of restricted Common Stock under its 2007 Stock Plan to Robert C. Stempel on February 11, 2008 upon his agreement to join the Company’s Board of Directors, and the Company issued 10,000 shares of restricted Common Stock to James F. Link, Jr. on July 22, 2008 upon his agreement to join the Company’s Board of Directors.

Effective December 31, 2008, the Company rescinded the grants of an aggregate of 20,000 shares of the Company's restricted Common Stock previously issued under the Company's 2007 Stock Plan to members of the Board of Directors as follows: (i) 10,000 shares issued to Elizabeth P. Smith on December 17, 2007; and (ii) 10,000 shares issued on February 11, 2008 to Robert C. Stempel. These rescissions were each consummated pursuant to a rescission agreement entered into by and between the Company and each individual.

At its meeting on July 22, 2008, the Company’s Board of Directors formed three committees of the Board – the Audit Committee, the Compensation Committee, and the Nominating Committee -- and appointed Mr. Link and Mr. Stempel to serve as Chairmen of the Audit and Nominating Committees, respectively. The Board also appointed Ms. Elizabeth P. Smith to serve as Chairperson of the Compensation Committee. At the same time, the Company’s Board decided to establish the “Committee Chairpersons Equity Incentive Policy.” The purpose of the policy is to incentivize members of the Board to serve as Chairpersons of its Committees and to adequately and competitively compensate those members who choose to do so for their time and commitment to serving in such roles.

Under its newly adopted “Committee Chairpersons Equity Incentive Policy,” the Company’s Board of Directors issued 10,000 shares of restricted Common Stock under its 2007 Stock Plan on July 22, 2008 to each of Mr. Stempel and Ms. Elizabeth P. Smith, for accepting Committee Chairpersonships of the Nominating and Compensation Committees, respectively. Also on July 22, 2008, the Company’s Board of Directors issued 20,000 shares of restricted Common Stock under its 2007 Stock Plan to newly appointed Board member James F. Link, Jr. for agreeing to serve as Chairman of the Board’s newly formed Audit Committee. In each instance, restricted shares issued under the “Committee Chairpersons Equity Incentive Policy” vest 50% on the twelve month anniversary of the Grant date and 50% on the two year anniversary of the Grant date, for so long as each of the named Chairpersons remain in those positions.

Additionally, in December 2008, the Company issued to current director, Chief Executive Officer and President, Frank C. Ingriselli, long-term equity compensation as described under “Long-Term Equity Compensation” above in connection with his services as the President and Chief Executive Officer of the Company. The Board determined not to award Mr. Laird Cagan any additional long-term equity compensation in connection with his role as a member of the Board.

Furthermore, in May 2009, the Company’s Board of Directors issued (i) 80,000 shares of restricted Common Stock under its 2007 Stock Plan to newly appointed Board member William E. Dozier upon his agreement to join the Board and to serve as Chairman of the Board’s newly formed Technical/Operating Committee, and (ii) 100,000 shares of restricted Common Stock under its 2007 Stock Plan to each of Elizabeth P. Smith and Robert C. Stempel, and 70,000 shares of restricted Common Stock under its 2007 Stock Plan to James F. Link, Jr., in consideration for their continued service on the Board.

Directors are also reimbursed for travel and other reasonable expenses relating to meetings of the Board.

The following table sets forth for each director who is not also a named executive in the Summary Compensation Table, compensation for the year ended December 31, 2008:

Director Compensation for the Year 2008

Name	Cash Fees Earned ($)	Stock Awards ($) (1) (2)	All Other Compensation ($)		Total
Laird Q. Cagan	$0	$0	$114,000	(3)	$114,000

James F. Link, Jr.	$0	$48,525	$0		$48,525

Elizabeth P. Smith	$0	$72,792	$0		$72,792

Robert C. Stempel	$0	$140,975	$0		$140,975

———————

1)

The Stock Award value is equal to the amount of compensation expense recognized during 2008 in accordance with the requirements of FAS 123(R).

2)

The Grant Date fair values of restricted shares awarded during 2008 were as follows: Mr. Link - $255,000; Ms. Smith - $85,000; and Mr. Stempel - $210,000. The Stock Award value is calculated by multiplying the number of shares of Common Stock awarded by the fair market value of Common Stock of the Company determined in accordance with the 2007 Stock Plan as the mean between the representative bid and asked prices on the close of business the day immediately prior to the Grant Date as reported by Pink Sheets LLC. At December 31, 2008, Board members held 50,000 shares of unvested stock awards as follows: Ms. Smith and Mr. Stempel each held 10,000 shares, and Mr. Link held 30,000 shares.

3)

Represents indirect cash payments to former Board member Mr. Cagan in fees earned by Cagan McAfee Capital Partners, LLC (“CMCP”) for services per an Advisory Agreement between the Company and CMCP dated December 1, 2006 (Mr. Cagan is the Managing Director and 50% owner of CMCP).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDERS MATTERS

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of Common Stock as of June 24, 2009, by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding Common Stock; (ii) each of the Company’s directors; (iii) each executive officer identified in the Summary Compensation Table; and (iv) all executive officers and directors of the Company as a group:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial ownership (1)		Percent of Class

Common Stock	Laird Q. Cagan	3,913,594	(2)	8.94%
	10600 N. De Anza Blvd.
	Suite 250
	Cupertino, CA 95014

Common Stock	Frank C. Ingriselli	3,762,581	(3)	8.68%
	250 East Hartsdale Ave.
	Hartsdale, NY 10530

Common Stock	Linden Growth	3,253,506	(4)	7.55%
	Partners Master Fund, LP
	718 South State Street
	Suite 101
	Clarks Summit, PA18411

Common Stock	John Liviakis	2,294,200	(5)	5.32%
	655 Redwood Road
	Suite 395
	Mill Valley, CA94941

Common Stock	Richard Grigg	1,275,000	(6)	2.96%
	250 East Hartsdale Ave.
	Hartsdale, NY 10530

Common Stock	Jamie Tseng	1,014,795	(8)	2.35%
	250 East Hartsdale Ave.
	Hartsdale, NY 10530

Common Stock	Stephen F. Groth	966,840	(9)	2.24%
	250 East Hartsdale Ave.
	Hartsdale, NY 10530

Common Stock	Elizabeth P. Smith	288,947		*
	250 East Hartsdale Ave.
	Hartsdale, NY 10530

Common Stock	James F. Link, Jr.	100,000		*
	250 East Hartsdale Ave.
	Hartsdale, NY 10530

Common Stock	Robert C. Stempel	110,000		*
	250 East Hartsdale Ave.
	Hartsdale, NY 10530

Common Stock	William E. Dozier	80,000		*
	250 East Hartsdale Ave.
	Hartsdale, NY 10530

Common Stock	All Directors and	7,598,163	(10)	17.44%
	Executive Officers as a Group (8 persons)

———————

*

Less than 1%.

1)

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants or convertible securities that are currently exercisable, or exercisable within 60 days of June 24, 2009, are deemed outstanding for computing the percentage of the person holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

2)

Includes (i) 3,017,500 shares of the Company’s Common Stock owned by Cagan Capital, LLC, a fund owned by Mr. Laird Cagan; (ii) 100,000 shares of the Company’s Common Stock owned by KRC Trust and 100,000 shares of the Company’s Common Stock owned by KQC Trust, trusts for Mr. Cagan’s daughters for which Mr. Cagan is trustee; and (iii) 696,094 shares of the Company’s Common Stock issuable upon exercise of immediately exercisable warrants issued to Mr. Cagan. Mr. Cagan resigned from the Board in May 2009.

3)

Includes (i) 3,503,579 shares of the Company’s Common Stock held directly by Mr. Ingriselli, (ii) options exercisable on September 29, 2008 for 204,000 shares of the Company’s Common Stock pursuant to an option grant exercisable for an aggregate of 340,000 shares of Common Stock of the Company that vests with respect to 136,000 shares on September 29, 2007, and 68,000 shares on September 29 of each year thereafter, (iii) options exercisable on December 17, 2008 for an aggregate of 30,002 shares of Common Stock pursuant to an option grant exercisable for an aggregate of 80,000 shares of Common Stock of the Company that vests with respect to 13,336 shares on December 17, 2007, and 16,666 shares on December 17 of each year thereafter, and (iv) 25,000 shares of the Company’s Common Stock owned by Mr. Ingriselli’s son.

4)

Linden Growth Partners Master Fund, LP, is a Cayman Islands exempted limited partnership whose general partner is Linden Capital Management IV, LLC, a Delaware limited liability company whose President and controlling member is Paul J. Coviello.

5)

Includes shares of Common Stock held by Liviakis Financial Communications, Inc. and Mr. Liviakis individually. Liviakis Financial Communications, Inc. is the Company’s public relations firm, and John Liviakis is its sole shareholder, President and Chief Executive Officer.

6)

Includes (i) 1,270,000 shares of the Company’s Common Stock held directly by Mr. Grigg, and (ii) options exercisable on December 17, 2008 for an aggregate of 5,000 shares of Common Stock pursuant to an option grant exercisable for an aggregate of 10,000 shares of Common Stock of the Company that vests with respect to 5,000 shares on December 17, 2008, 2,000 shares on December 17, 2009 and 2010, and 1,000 shares on December 17, 2011.

7)

Includes (i) 721,251 shares of the Company’s Common Stock owned by McAfee Capital, LLC, a fund owned by Mr. Eric McAfee and his wife; and (ii) 400,000 shares of the Company’s Common Stock owned by P2 Capital, LLC, a fund owned by Mr. McAfee’s wife and children.

8)

Includes (i) 85,000 shares of the Company' s Common Stock held directly by Mr. Tseng, (ii) 799,895 shares of the Company’s Common Stock held by Golden Ring International Consultants, a British Virgin Islands company wholly-owned by Mr. Tseng, (iii) options exercisable on September 29, 2008 for 122,400 shares of the Company’s Common Stock pursuant to an option grant exercisable for an aggregate of 204,000 shares of Common Stock of the Company that vests with respect to 81,600 shares on September 29, 2007, and 40,800 shares on September 29 of each year thereafter, and (iv) options exercisable on December 17, 2008 for 7,500 shares of the Company’s Common Stock pursuant to an option grant exercisable for an aggregate of 15,000 shares of Common Stock of the Company that vests with respect to 7,500 shares on December 17, 2008, 3,000 shares on December 17, 2009, 3,000 shares on December 17, 2010, and 1,500 shares on December 17, 2011.

9)

Includes (i) 440,000 shares of the Company’s Common Stock held directly by Mr. Groth, (ii) options exercisable on September 29, 2008 for 93,840 shares of the Company’s Common Stock pursuant to an option grant exercisable for an aggregate of 156,400 shares of Common Stock of the Company that vests with respect to 62,500 shares on September 29, 2007, and 31,280 shares on September 29 of each year thereafter, (iii) options exercisable on December 17, 2008 for an aggregate of 20,000 shares of Common Stock pursuant to an option grant exercisable for an aggregate of 40,000 shares of Common Stock of the Company that vests with respect to 3,334 shares on December 17, 2007, 16,666 shares on December 17, 2008, 8,000 shares on December 17, 2009, 8,000 shares on December 17, 2010, and 4,000 shares on December 17, 2011, and (iv) 413,000 shares of the Company’s Common Stock owned by Mr. Groth’s spouse.

10)

Includes all shares of the Company’s Common Stock, immediately exercisable warrants to purchase Company Common Stock, and options to purchase Company Common Stock exercisable within sixty (60) days of June 24, 2009, beneficially owned or held by (i) Messrs. Ingriselli who served as Chief Executive Officer of the Company during the last completed fiscal year, (ii) Messrs. Dozier, Stempel, and Link, and Ms. Smith, who currently serve as directors of the Company, and (iii) Messrs. Grigg, Groth and Tseng, who currently serve as executive officers of the Company.

Equity Compensation Plan Information

The following table sets forth all compensation plans previously approved by the Company’s security holders and all compensation plans not previously approved by the Company’s security holders as of December 31, 2008, which non-approved compensation plans were assumed by the Company in connection with the mergers of ADS and IMPCO into the Company in May 2007:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuances under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)		(c)
Equity compensation plans approved by security holders (1)(3)	3,968,147	$1.31 $1.27	(4) (5)	1,728,000

Equity compensation plans not approved by security holders (2)	775,200	$0.56	(6)	—

Total	4,743,347

———————

1)

On May 7, 2007, the Company and its stockholders approved the Company’s 2007 Stock Plan (see summary description of 2007 Stock Plan under “2007 Stock Plan” above). During 2007 and 2008, the Board of Directors and the Compensation Committee of the Company granted options to purchase an aggregate of 1,372,000 shares of Common Stock and grants of 920,400 shares of restricted Common Stock under the 2007 Stock Plan to certain employees, consultants, officers and directors of the Company (of which 20,400 shares of restricted Common Stock were rescinded in December 2008 and returned for issuance under the 2007 Stock Plan). As of December 31, 2008, 1,728,000 shares of Company Common Stock remain available for future issuances under the 2007 Stock Plan.

2)

Includes individual compensation arrangements entered into by and between the Company and the following employees and consultants of the Company in September 2006: (i) an option to purchase an aggregate of 340,000 shares of Common Stock of the Company at $0.56 per share issued to Frank C. Ingriselli; (ii) an option to purchase an aggregate of 204,000 shares of Common Stock of the Company at $0.56 per share issued to Jamie Tseng; (iii) an option to purchase an aggregate of 156,400 shares of Common Stock of the Company at $0.56 per share issued to Stephen F. Groth; (iv) an option to purchase an aggregate of 102,000 shares of Common Stock of the Company at $0.56 per share issued to Sean Hung; and (v) an option to purchase an aggregate of 34,000 shares of Common Stock of the Company at $0.56 per share issued to Douglas E. Hoffmann. All of these options were issued prior to adoption of the Company’s 2007 Stock Plan. Forty percent of the options vested on September 29, 2007; 20% vested on September 29, 2008 and 20% will vest on September 29 of each year thereafter to 2010 subject to the holder’s continued employment with the Company, and are subject to 100% acceleration upon termination of the holder without cause, termination by the holder for good reason, or upon the holder’s death or disability. Also includes individual compensation arrangements entered into by and between the Company and the following employees and consultants of the Company in February 2007 outside of the Company’s 2007 Stock Plan: (i) 500,004 shares of fully-vested restricted Common Stock of the Company to JCS Consulting, LLC; (ii) 25,007 shares of fully-vested shares of restricted Common Stock of the Company to Dr. Y.M. Shum; (iii) 15,011 shares of fully-vested restricted Common Stock of the Company to Christopher B. Sherwood; (iv) 14,994 shares of fully-vested restricted Common Stock of the Company to Gregory Rozenfeld; (v) 14,994 shares of fully-vested restricted Common Stock of the Company to Zhang Suian; (vi) 5,015 shares of fully-vested restricted Common Stock of the Company to Edward Li; and (vii) 25,007 shares of fully-vested restricted Common Stock of the Company to Sean Huang.

3)

Includes warrants exercisable for an aggregate of 1,772,147 shares of Company Common Stock at a weighted-average exercise price of $1.27 per share, which warrants were originally issued on May 7, 2007 to placement agents representing the Company, the original issuance of which was approved by the stockholders of the Company.

4)

The price reflects the weighted-average exercise price of stock options.

5)

The price reflects the weighted-average exercise price of stock warrants.

6)

The price reflects the weighted-average exercise price of the stock options. The shares of fully-vested restricted Common Stock of the Company were issued at a fair market value of $0.56 per share.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934 and rules promulgated thereunder, the Company’s directors, executive officers, and any person holding beneficially more than 10% of the Company’s common stock are required to report their ownership of the Company’s securities and any changes in that ownership to the Securities and Exchange Commission and to file copies of the reports with the Company.  Specific due dates for these reports have been established, and the Company is required to report in this Proxy Statement any failures to file by these dates during the last fiscal year.

Based upon a review of filings with the SEC and written representations that no other reports were required, the Company believes that all of its directors, executive officers and persons owning more than 10% of the Company’s common stock complied during the year ended December 31, 2008 with the reporting requirements of Section 16(a) of the Exchange Act, except that due to an administrative oversight, reports for each of Messrs. Ingriselli, Groth, Grigg and Tseng covering equity awards granted to such persons on December 9, 2008 were filed on December 17, 2008.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors (the “Board”) is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance. Members of the Board are kept informed of the Company’s business by participating in Board and Committee meetings, by reviewing analyses and reports, and through discussions with the Chairman and other officers.

There are currently five (5) directors serving on the Board. At the Meeting, five (5) directors will be elected, each to hold office until the next Annual Meeting of Stockholders or his or her earlier death or resignation or until his or her successor, if any, is elected or appointed. The individuals who have been nominated for election to the Board at the Meeting are listed in the table below. Each of the nominees is a current director of the Company.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for the office of Director at the time of the Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a Director. The five nominees for election as directors are uncontested. In uncontested elections, directors are elected by a plurality of the votes cast at the meeting. Proxies submitted on the accompanying proxy card will be voted for the election of the nominees listed below, unless the proxy card is marked otherwise.

Director Selection

As provided in its charter, the Nominating Committee of the Company’s Board of Directors is responsible for identifying individuals qualified to become Board members and recommending to the Board nominees for election as directors. The Nominating Committee considers recommendations for director nominees, including those submitted by the Company’s stockholders, on the bases described below. Stockholders may recommend nominees by writing to the Nominating Committee c/o the Corporate Secretary, Pacific Asia Petroleum, Inc., 250 East Hartsdale Ave., Suite 47, Hartsdale, New York 10530. Stockholder recommendations will be promptly provided to the Chairman of the Nominating Committee. To be considered by the Nominating Committee for inclusion in the proxy for the 2010 Annual Meeting, recommendations must be received by the Corporate Secretary of the Company not later than the close of business on December 31, 2009.

Nominations of persons for election to our Board and the proposal of business to be considered by the stockholders may be made at any annual meeting of stockholders only (i) pursuant to our notice of meeting (or any supplement thereto), (ii) by or at the direction of our Board, or (iii) by any stockholder of our Company (A) who is a stockholder of record on the date the stockholder’s notice is delivered to our Corporate Secretary and on the record date for the determination of stockholders entitled to vote at such annual meeting, and (B) who complies with the applicable notice procedures set forth in our Bylaws. For nominations or other business to be properly made by a stockholder at an annual meeting in accordance with our Bylaws, such stockholder must have given timely notice thereof in proper written form to our Corporate Secretary and any such proposed business other than the nomination of persons for election to our Board must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice must be delivered to our Corporate Secretary at our principal executive offices not later than ninety (90) days nor earlier than one hundred twenty (120) days prior to the first anniversary date of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, a stockholder’s notice shall also be considered timely if it is so delivered not earlier than one hundred twenty (120) days prior to such annual meeting, nor later than the later of ninety (90) days prior to such annual meeting or ten (10) days after the day on which public announcement of the date of such meeting was first made. All notices shall be received by our Corporate Secretary by the close of business on the specified date to be deemed to have been delivered on that date.

In identifying and evaluating nominees, the Nominating Committee may consult with the other Board members, management, consultants, and other individuals likely to possess an understanding of the Company’s business and knowledge of suitable candidates. In making its recommendations, the Nominating Committee assesses the requisite skills and qualifications of nominees and the composition of the Board as a whole in the context of the

Board's criteria and needs. In evaluating the suitability of individual board members, the Nominating Committee may take into account many factors, including education, reputation, experience, independence, leadership qualities, personal integrity, and such other criteria as the Committee deems relevant. The Nominating Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of the Company's business and represent stockholder interests through the exercise of sound judgment, using its diversity of experience. Although the Company is not listed on NASDAQ, the Board has determined that it is important for the Company to comply with the independent director requirements of NASDAQ. The Nominating Committee, therefore, also ensures that not less than a majority of directors shall satisfy the NASDAQ Stock Market, Inc independence requirements.

The Board of Directors recommends a vote FOR the election of the nominees listed below.

NOMINEES

The names, the positions with the Company and the ages as of the Record Date of the individuals who are our nominees for election as directors are:

Name	Age	Position/s	Director Since

Frank C. Ingriselli	55	President, Chief Executive Officer, Secretary and Director	May 2007

William E. Dozier	56	Director	May 2009

Elizabeth P. Smith	59	Director	May 2007

Robert C. Stempel	75	Director	February 2008

James F. Link, Jr.	64	Director	July 2008

For information as to the shares of the Common Stock held by each nominee, see “Securities Ownership of Certain Beneficial Owners and Management,” which starts on page 36 of this Proxy Statement. See “Directors and Executive Officers” above for biographical summaries for each of our director nominees.

All directors will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the board of directors or executive officer is related to any other nominee, member of the board of directors or executive officer.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Persons

The Company has entered into the following transactions with related persons:

•

Financial Advisory Agreement – The Company was a party to an Advisory Agreement, effective December 1, 2006 (“Advisory Agreement”), and terminated effective June 10, 2009, with Cagan McAfee Capital Partners, LLC (“CMCP”), pursuant to which CMCP provided certain financial advisory and management consulting services to the Company in exchange for a monthly advisory fee of $9,500 payable to CMCP. Laird Q. Cagan, the Managing Director and 50% owner of CMCP, served as a member of the Company’s Board of Directors from May 2007 to May 2009 and is a holder of more than 5 percent of the beneficial ownership of the Company.

•

Public Relations Agreement – In March 2005, the Company engaged Liviakis Financial Communications, Inc. as its public relations firm pursuant to a Consulting Agreement, as amended on April 22, 2009, that expires on May 7, 2011 (“Consulting Agreement”), and John Liviakis, a holder of more than 5 percent of the beneficial ownership of the Company, is the sole shareholder, President and Chief Executive Officer of Liviakis Financial Communications, Inc. Pursuant to the Consulting Agreement, as amended, and as sole compensation thereunder, Liviakis Financial Communications, Inc. and an employee thereof were issued an aggregate of 2,119,000 shares of the Company’s Common Stock.

•

SG&E Share Exchange – On March 2, 2009, the Company entered into a Subscription Agreement for Shares (“Subscription Agreement”) with Richard Grigg, the Company’s Senior Vice President and Managing Director, pursuant to which Mr. Grigg purchased 970,000 shares of the Company’s Common Stock (the “Company Shares”) in exchange for 3,825,000 shares of Ordinary Fully Paid Shares (the “SG&E Shares”) of Sino Gas & Energy Holdings Limited, a privately-held company incorporated in Western Australia (“SG&E”) engaged in the exploration and development of coal bed methane and unconventional gas projects in China. The SG&E Shares represent approximately a 3.5% ownership interest in SG&E, and represented full consideration for the issuance of the Company Share to Mr. Grigg as determined by the Board of Directors as being a fair and equivalent exchange of economic interests and payment of fair market value for the Company Shares based on a number of factors. Mr. Grigg was formerly an employee and founding member of SG&E before joining the Company in October 2007. Given that the Company is considering a number of possible transactions that may involve SG&E as a partner or party, which transactions Mr. Grigg may be instrumental in negotiating and overseeing, the Company believed that it was in the best interests of the Company and its stockholders to exchange Mr. Grigg’s SG&E Shares for the Company Shares in order to eliminate potential conflicts of interest on the part of Mr. Grigg and to further align Mr. Grigg’s interests with those of the Company.

•

Consulting Agreement with KKSH – On January 27, 2009, the Company revised the terms of its employment relationship with Richard Grigg, the Company’s Senior Vice President and Managing Director, by entering into two separate agreements pursuant to which Richard Grigg currently performs services to the Company:  (i) an Amended and Restated Employment Agreement, dated January 27, 2009 (the “Amended Employment Agreement”), entered into directly with Richard Grigg that governs the employment of Mr. Grigg in the capacity of Managing Director of the Company and covers services provided by Mr. Grigg to the Company within the PRC; and (ii) a Contract of Engagement, dated January 27, 2009 (“Contract of Engagement”), entered into with KKSH Holdings Ltd. (“KKSH”), a company registered in the British Virgin Islands in which Mr. Grigg holds a minority interest and on whose board of directors Mr. Grigg sits, which agreement governs the provision of services related to the development and management of business opportunities for the Company outside of the PRC by Mr. Grigg through KKSH. The basic fee for the services provided under the Contract of Engagement is 919,000 RMB (approximately $135,000) per year, to be prorated and paid monthly and subject to annual review and increase upon mutual agreement by the Company and KKSH. Pursuant to the Contract of Engagement, the Company shall also provide Mr. Grigg with medical benefits and life insurance coverage, and pay KKSH an annual performance-based bonus award targeted at between 54% and 72% of the basic fee, awardable in the discretion of the Company’s Board of Directors. In addition, in the event the Company terminates the Contract of Engagement without Cause (as defined in the Contract of Engagement), the Company must pay to KKSH a lump sum amount equal to 215% of the then-current annual basic fee.

•

Consulting Agreement with Jamie Tseng – The Company was a party to a consulting agreement, dated November 8, 2005, with Jamie Tseng, the Company’s Executive Vice President (“Tseng Consulting Agreement”), which was assigned on September 1, 2006 by Mr. Tseng to Golden Ring International

Consultants Limited, a British Virgin Islands registered company wholly-owned and controlled by Mr. Tseng, and which was later superseded in its entirety effective January 1, 2009 by that certain Employment Agreement, dated April 22, 2009 and effective January 1, 2009, entered into by and between the Company and Mr. Tseng. Pursuant to the Tseng Consulting Agreement, Mr. Tseng served in the role of Executive Vice President to the Company from November 2005 to December 31, 2008, for a monthly fee of $11,667, plus reasonable expenses incurred in carrying out the services required thereunder.

•

Indemnification Agreements – The Company has entered into a stockholder-approved Indemnification Agreement with all of its current officers and directors.

On August 15, 2007, the Company adopted a Code of Ethics and Business Conduct (the “Code”) applicable to the Company’s Chief Executive Officer, Chief Financial Officer and all other employees, the text of which has been posted on the Company’s website (www.papetroleum.com). Among other provisions, the Code provides that all officers, directors and employees shall avoid all conflicts of interest or improper or unlawful conduct and even the appearance thereof, and, further, that only the Board of Directors of the Company may waive a conflict of interest or any other non-compliance with the Code. Although the Company has not adopted a formal policy that covers the review and approval of related party transactions by the Board, in accordance with the Code and Section 144 of the Delaware General Corporation Law, it is the practice of the Board of Directors to review each contract or transaction between the Company and its directors, officers or employees, including the material facts as to the relationship or interest and as to the contract or transaction, determine in good faith whether such contract or transaction is fair as to the Company, and to approve or ratify such contract or transaction if the Board of Directors determines the contract or transaction to be fair as to the Company and in good faith authorizes the contract or transaction by affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum.

Other than the SG&E Agreement, the Contract of Engagement, the amendment to the Consulting Agreement entered into with Liviakis Financial Communications, Inc., and the Company’s form of Indemnification Agreement, which were each approved by the Company’s Board of Directors, none of the Advisory Agreement entered into with CMCP, the original Consulting Agreement entered into with Liviakis Financial Communications, Inc., the Chadbourn Agreement, or the Golden Ring Agreement have been directly approved by the Company’s Board of Directors, although the Company’s Board of Directors did approve the mergers of ADS and IMPCO into the Company in May 2007 pursuant to which these agreements were assumed by the Company from ADS and IMPCO. Additionally, the Board of Managers of ADS approved each of the Advisory Agreement entered into with CMCP, the original Consulting Agreement entered into with Liviakis Financial Communications, Inc., and the Chadbourn Agreement prior to the consummation of the merger of ADS into the Company in May 2007, and the Managers of IMPCO approved the Golden Ring Agreement prior to the consummation of the merger of IMPCO into the Company in May 2007.

Director Independence

The Board of Directors has determined that of its five members, Willaim E. Dozier, James F. Link, Jr., Elizabeth P. Smith and Robert C. Stempel are “independent” within the meaning of Rule 4200(a) (15) of the Marketplace Rules of the NASDAQ Stock Market.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected RBSM LLP (“RBSM) to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2009. RBSM was the Company’s independent registered public accounting for the fiscal years ending December 31, 2008 and 2007.

We are asking our stockholders to ratify the selection of RBSM as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of RBSM to our stockholders for ratification as a matter of good corporate practice. In the event our stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

The Company has been advised by RBSM that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent registered public accountant firms and their clients during the last fiscal year. Representatives of RBSM will be available via teleconference during the Meeting, at which time they may make any statement they consider appropriate and will respond to appropriate questions raised at the Meeting.

Independent Registered Public Accounting Firm’s Fees

RBSM examined, as independent auditors, the financial statements of the Company for the years ended December 31, 2007 and 2008. The following table shows the fees billed to us by RBSM for the audit and other services rendered by RBSM during fiscal 2007 and 2008. The Company’s Audit Committee has determined that the non-audit services rendered by RBSM were compatible with maintaining RBSM’s independence.

	2007	2008
Audit Fees (1)	$106,052	$139,062
Audit-Related Fees (2)	800	4,100
Tax Fees (3)	600	9,843
All Other Fees (4)	0	400
Total	$107,452	$153,405

———————

1)

Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

2)

Audit-related fees consisted primarily of accounting consultations, and services rendered in connection with a proposed acquisition and implementation of Sarbanes-Oxley Act internal control requirements.

3)

Tax fees principally represent RBSM charges related to preparing the 2007 Federal Tax return and reviewing Navitas’ tax returns in connection with the Navitas merger.

4)

All other fees represent reimbursement of courier, printing and out of pocket expenses

Pre-Approval Policies and Procedures

All audit-related and other services rendered by RBSM were pre-approved by the Board of Directors, serving as the Company’s Audit Committee or with respect to services rendered after its formation in July 2008, by the Audit Committee, before RBSM was engaged to render such services. It is the Audit Committee’s standard practice to require pre-approval by the Committee of all audit, audit-related, tax and other services rendered by RBSM. The Audit Committee is solely responsible for selecting, hiring and replacing external auditors. The Committee also pre-approves fees for both audit and non audit services. In reaching decisions on these matters, the Committee confirms the independence of the external auditors and whether the services to be provided are permissible under applicable rules and regulations. The Committee evaluates the competency of the external audit firm and assesses its fee schedule for reasonableness

The Board of Directors recommends a vote FOR ratification of the selection of RBSM as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

PROPOSAL 3

APPROVAL OF 2009 EQUITY INCENTIVE PLAN

On June 3, 2009, our Board of Directors approved the Plan, subject to the receipt of stockholder approval within one year of its adoption. The following is a summary of the material provisions of the Plan. The full text of the Plan is attached as Appendix B. Capitalized terms in this summary that are not defined have the meaning as provided in the Plan.

Summary Description of the Plan

Purpose. The purposes of the Plan are: to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the success of the Company’s business. The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares as the Administrator may determine.

Administration. The Plan will be administered by the Board of Directors or a committee. The Plan is currently being administered by the Compensation Committee of the Company’s Board of Directors. The Administrator has the authority to determine the specific terms and conditions of all awards granted under the Plan, including, without limitation, the number of shares subject to each award, the price to be paid for the shares and the applicable vesting criteria. The Administrator has discretion to make all other determinations necessary or advisable for the administration of the Plan.

Eligibility. Non-qualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares may be granted to an employee, director or consultant (together referred to as “Service Providers”) of the Company. Incentive Stock Options may be granted only to Employees. As of June 3, 2009, the effective date of the Plan, the Company had 22 employees, 5 directors and 5 consultants eligible to participate in the Plan.

Stock Available for Issuance Under the Plan. Subject to adjustment as described below, (a) the maximum aggregate number of Shares that may be issued under the Plan is six million (6,000,000) Shares (b) to the extent consistent with Section 422 of the Code, not more than an aggregate of 6,000,000 Shares may be issued under Incentive Stock Options, (c) not more than 1,000,000 Shares (or for Awards denominated in cash, the Fair Market Value of 1,000,000 Shares on the Grant Date), may be awarded to any individual Participant in the aggregate in any one fiscal year of the Company, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Code Section 162(m), and (d) to the extent consistent with Section 422 of the Code, not more than an aggregate of 6,000,000 Shares may be issued under Incentive Stock Options. The number and class of shares available under the Plan are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events which change the number or kind of shares outstanding. On June 3, 2009, the effective date of the Plan, the closing market price of the common stock of the Company was $2.00 per share.

Vesting and Option Periods. The Administrator, in its sole discretion, may impose conditions on vesting of Shares of Restricted Stock as it may deem advisable or appropriate, including but not limited to, achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed. The Administrator may, in its discretion, provide for complete or partial exceptions to an employment restriction as it deems equitable. Unless terminated sooner in accordance with the Plan, each Option shall expire either ten (10) years after the Grant Date, or after a shorter term as may be fixed in the award agreement.

Transferability. Unless determined otherwise by the Administrator, an Award made under the Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator grants a transferable Award, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

Option Grants. An option is the right to purchase shares of common stock at a future date at a specified price. An option may either be an incentive stock option, as defined in the Code, or a nonqualified stock option. An incentive stock option may not be granted to a person who owns more than 10% of the total combined voting power of all classes of stock unless the exercise price is at least 110% of the fair market value of shares of common stock subject to the option (compared to 100% of fair market value for persons holding less than 10%) and such option by its terms is not exercisable after expiration of five (5) years from the date such option is granted (compared to ten (10) years for persons holding less than 10%). To the extent that the aggregate Fair Market Value of the stock underlying an incentive stock option that first become exercisable in any calendar year exceeds $100,000, such options will be treated as nonqualified stock options.

Full payment to the Company in an amount equal to the exercise price of the options being exercised must be made at the time of such exercise by (i) cash, (ii) check, (iii) to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, a promissory note, (iv) other Shares, provided Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option will be exercised (v) to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, consideration received by the Company pursuant to a broker-assisted cashless exercise program, (vii) Shares withheld by the Company from the total number of shares to be delivered upon exercise equal to the value of the aggregate exercise price of the Shares being acquired, (vii) any combination of the foregoing methods of payment, or (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

Restricted Stock Awards. The Administrator may, in its discretion, award restricted shares to Service Providers and may determine the number of restricted shares awarded and the terms and conditions of, and the amount of payment, if any, to be made by the recipient for such restricted shares. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed. The Administrator, in its sole discretion, may impose such conditions on the vesting of Shares of Restricted Stock as it may deem advisable or appropriate, including but not limited to, achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion. The Administrator may, in its discretion, provide for complete or partial exceptions to an employment restriction as it deems equitable.

During the Period of Restriction (as defined in the Plan), Service Providers holding Shares of Restricted Stock may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator determines otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

Restricted Stock Units. A Restricted Stock Unit is the right to receive one Share at the end of a specified period of time. The Administrator may, in its discretion, award Restricted Stock Units to Service Providers in such number and upon such terms and conditions as determined by the Administrator. Restricted Stock Units are paid out upon the satisfaction of applicable vesting conditions, as determined by the Administrator. The Administrator may, at its discretion, reduce or waive any of the vesting criteria that must be met to receive a payout. The Administrator may, at its discretion, pay Restricted Stock Units in cash, shares or a combination thereof. Restricted Stock Units that are paid in cash will not reduce the number of shares available for issuance under the Plan. On the date set forth in the award agreement, all unearned Restricted Stock Units are forfeited to the Company.

Stock Appreciation Rights. The Administrator may, in its discretion, award Stock Appreciation Rights (“SARs”) to Service Providers in such number and upon such terms and conditions as determined by the Administrator. The per share exercise price for the exercise of a SAR will be no less that the Fair Market Value per share on the grant date. A SAR will expire upon the date determined by the Administrator, at its discretion, and set forth in the award agreement. Upon exercise of a SAR, the recipient of the SAR is entitled to receive payment in an amount no greater than (i) the difference between the Fair Market Value of a share on the exercise date over the exercise price; times (ii) the number of shares with respect to which the SAR is exercised. At the discretion of the Administrator, the payment upon exercise of a SAR may be in cash, shares of equivalent value or some combination thereof.

Performance Units and Performance Shares. The Administrator may, in its discretion, award Performance Units or Performance Shares to Service Providers in such number and upon such terms and conditions as determined by the Administrator. Each Performance Unit will have an initial value established by the Administrator, at its discretion, on or before the grant date. Each Performance Share will have an initial value equal to the Fair Market Value of a share on the grant date. The Administrator shall, at its discretion, determine the performance objectives or other vesting provisions which will determine the number or value of the Performance Units or Shares granted. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares will be entitled to receive a payout of the number of Performance Units or Performance Shares earned by the holder over the Performance Period as determined by the extent to which performance objectives were achieved.  At the discretion of the Administrator, the payment upon earned Performance Units or Performance Shares may be in cash, shares of equivalent value or some combination thereof. On the date set forth in the award agreement, all unearned or unvested Performance Units or Performance Shares will be forfeited to the Company and again be available for grant under the Plan.

Adjustments, Dissolution, Liquidation, Merger or Change in Control. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended under the Plan, shall adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award.

In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

In the event of a merger or Change in Control, any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event that the successor corporation does not assume or substitute for the Award, unless the Administrator provides otherwise, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and SARs, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or SAR is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or SAR will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or SAR will terminate upon the expiration of such period.

An Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Termination of or Amendments to the Plan. The authority to grant new awards under the Plan will terminate on the earlier of the close of business on June 3, 2019, or the date on which all shares available for issuance are granted under the Plan, unless the Plan is terminated prior to that time by the Board of Directors. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted prior to the date of such termination. The Board may at any time amend, alter, suspend or terminate the Plan, provided that the Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

New Plan Benefits

Our Board has not yet granted any awards under the Plan. Future grants of awards under the Plan are subject to the discretion of our Board.

U.S. Federal Income Tax Consequences

The following discussion is a short summary of the federal income tax consequences relating to awards under the Plan. The discussion is based upon interpretations of the Internal Revenue Code in effect as of November 2006, and regulations promulgated thereunder as of such date. The discussion is designed to provide a general understanding of our company’s interpretation of the federal income tax consequences and does not address any state or local tax consequences. The discussion is limited to the federal income tax consequences for individuals who are U.S. citizens or residents for U.S. federal income tax purposes. The summary does not purport to address all tax considerations that may be relevant. Awards under the Plan are not intended to result in the deferral of compensation within the meaning of Section 409A of the Internal Revenue Code, and this summary is based on the assumption that Section 409A does not apply. Each participant is urged to consult his or her own tax advisor as to the specific tax consequences to such participant of the grant of an award, the vesting or exercise of an award, and the disposition of common stock that may be issued pursuant to an award.

Incentive Stock Options. Generally, a participant will not recognize income upon a grant or exercise of an Incentive Stock Option. At exercise, however, the excess of the Fair Market Value of the shares acquired upon such exercise over the option price is an item of adjustment in computing the participant’s alternative minimum taxable income. If the participant holds the stock received upon exercise of an Incentive Stock Option for at least two years from the grant date and one year from the date of exercise, any gain realized on a disposition of the stock is treated as long-term capital gain. If the participant sells the stock received upon exercise prior to the expiration of such periods (a “disqualifying disposition”), the participant will recognize ordinary income in the year of the disqualifying disposition equal to the excess of the Fair Market Value of such stock on the exercise date over the option price (or, if less, the excess of the amount realized upon disposition over the option price). The excess, if any, of the sale price over the Fair Market Value on the exercise date will be short-term capital gain.

Our Company is not entitled to a tax deduction as the result of the grant or exercise of an incentive stock option. If the participant has ordinary income as compensation as a result of a disqualifying disposition, our Company is entitled to a deduction at the same time equal to the amount of ordinary income realized by the participant, assuming the deduction is allowed by Section 162(m) of the Internal Revenue Code.

Nonqualified Stock Options. Generally, a participant will not recognize income, and our Company is not entitled to a deduction, upon a grant of a Nonqualified Stock Option. On exercise, a participant will recognize as ordinary income the difference between the exercise price and the Fair Market Value of the shares on the exercise date, unless the shares are subject to any restrictions on the participant’s ownership or disposition thereof. At the time the participant recognizes income, our Company is entitled to a deduction at the same time equal to the amount of ordinary income realized by the participant, assuming the deduction is allowed by Section 162(m) of the Internal Revenue Code. Upon disposition of the shares acquired by exercise of the Option, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

Stock Appreciation Rights. Generally, a participant will not recognize income, and our Company is not entitled to a deduction, upon a grant of a Stock Appreciation Right. When a participant exercises a Stock Appreciation Right, the amount of cash and the Fair Market Value of the shares received will be ordinary income to the participant and will be deductible by our company to the extent allowed by Section 162(m) of the Internal Revenue Code. Upon disposition of any shares acquired by exercise of a Stock Appreciation Right, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

Restricted Stock. Generally, a participant will not recognize income, and our Company is not entitled to a deduction, upon a grant of Restricted Stock. A participant may make an election under Section 83(b) of the Internal Revenue the Code to be taxed on the difference between the purchase price of the award and the Fair Market Value of the award on the grant date. Otherwise, upon the lapse of restrictions on Restricted Stock, the participant generally recognizes ordinary compensation income equal to the Fair Market Value of the shares as of the delivery date or release less the purchase price (if any) paid by the participant. When the participant recognizes ordinary income, the amount recognized by the participant will be deductible by our Company to the extent allowed by Section 162(m) of the Internal Revenue Code. Upon disposition of any shares acquired through Restricted Stock awards, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

Restricted Stock Units. Generally, a participant will not recognize income, and our Company is not entitled to a deduction, upon a grant of Restricted Stock Units. Upon the delivery to the participant of common shares or cash in respect of Restricted Stock Units, the participant generally recognizes ordinary compensation income equal to the Fair Market Value of the shares as of the date of delivery or the cash amount less the purchase price (if any) paid by the participant. When the participant recognizes ordinary income, the amount recognized by the participant will be deductible by our Company to the extent allowed by Section 162(m) of the Internal Revenue Code. Upon disposition of any shares acquired through a Restricted Stock Unit award, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

Performance Units and Performance Share Awards. Generally, a participant will not recognize income, and our Company is not entitled to a deduction, upon a grant of a Performance Unit or a Performance Share award. Generally, at the time a Performance Unit or Performance Share award is settled, following the determination that the performance targets have been achieved, the Fair Market Value of the stock delivered on that date, plus any cash that is received, constitutes ordinary income to the participant, and, provided the requirements of Section 162(m) of the Internal Revenue Code are met, our Company is entitled to a deduction for that amount. Upon disposition of any shares acquired through a Performance Unit or Performance Share Award, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

Withholding. Our Company generally must collect and pay withholding taxes upon the exercise of a Nonqualified Stock Option or Stock Appreciation Right, upon the earlier of the filing of a Section 83(b) election or upon the release of restrictions on Restricted Stock, and at the time that Restricted Stock Units, Performance Shares or Performance Units are settled by delivering stock or cash to a participant.

Vote Recommendation

The Board has approved the Plan and recommends a vote “FOR” this proposal.

GENERAL

At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the meeting other than those described above. However, if any other matters should come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy card to vote such proxy card in accordance with their judgment on such matters.

STOCKHOLDER COMMUNICATIONS

The Company has a process for stockholders who wish to communicate with the Board of Directors. Stockholders who wish to communicate with the Board may write to it at the following address:

Board of Directors

Pacific Asia Petroleum, Inc.

250 East Hartsdale Ave., Suite 47

Hartsdale, New York 10530

These communications will be reviewed by one or more employees of the Company designated by the Board, who will determine whether they should be presented to the Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications.

STOCKHOLDER PROPOSALS FOR THE 2010 ANNUAL MEETING

If you wish to have a proposal included in our proxy statement for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act and our Bylaws, your proposal must be received by the Corporate Secretary of Pacific Asia Petroleum, Inc. at 250 East Hartsdale Ave., Suite 47, Hartsdale, New York 10530, no later than the close of business on April 22, 2010. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC and our Bylaws will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement. If the date of next year’s annual meeting is more than 30 days before the anniversary date of this year’s annual meeting, the deadline for inclusion of proposals in our proxy statement is instead a reasonable time before we begin to print and send our proxy materials. Such proposals also will need to comply with Rule 14a-8 and our Bylaws regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

Nominations of persons for election to our Board of Directors and the proposal of business to be considered by the stockholders may be made at any annual meeting of stockholders only (i) pursuant to our notice of meeting (or any supplement thereto), (ii) by or at the direction of our Board of Directors, or (iii) by any stockholder of our Company (A) who is a stockholder of record on the date the stockholder’s notice is delivered to our Corporate Secretary and on the record date for the determination of stockholders entitled to vote at such annual meeting, and (B) who complies with the applicable notice procedures set forth in our Bylaws. For nominations or other business to be properly made by a stockholder at an annual meeting in accordance with our Bylaws, such stockholder must have given timely notice thereof in proper written form to our Corporate Secretary and any such proposed business other than the nomination of persons for election to our Board of Directors must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice must be delivered to our Corporate Secretary at our principal executive offices not later than ninety (90) days nor earlier than one hundred twenty (120) days prior to the first anniversary date of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, a stockholder’s notice shall also be considered timely if it is so delivered not earlier than one hundred twenty (120) days prior to such annual meeting, nor later than the later of ninety (90) days prior to such annual meeting or ten (10) days after the day on which public announcement of the date of such meeting was first made. All notices shall be received by our Corporate Secretary by the close of business on the specified date to be deemed to have been delivered on that date.

ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to our Corporate Secretary, at our address listed on the top of page one of this Proxy Statement. A copy of our Annual Report on Form 10-K is also made available on our website after it is filed with the SEC, and the Company’s Proxy Statement and 2008 Annual Report are available for viewing online at http://www.iproxydirect.com/PFAP.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the Meeting other than the election of directors and the ratification of the appointment of the accountants of the Company. Should any other matters be properly presented, it is intended that the enclosed proxy card will be voted in accordance with the best judgment of the persons voting the proxies.

June 24, 2009	By Order of the Board of Directors

Frank C. Ingriselli
Chief Executive Officer, President and Secretary

APPENDIX A

PACIFIC ASIA PETROLEUM, INC.

AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE REPORT

June 3, 2009

_______________________________________________________

The Audit Committee of the Board of Directors has furnished the following report:

As noted in the Audit Committee’s charter, management of Pacific Asia Petroleum, Inc. (the “Company”) is responsible for preparing the Company’s financial statements. The company’s independent registered public accounting firm is responsible for auditing the financial statements. The activities of the Committee are in no way designed to supersede or alter those traditional responsibilities. The Committee’s role does not provide any special assurances with regard to the Company’s financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent registered public accounting firm.

The Committee has reviewed and discussed with management and the independent accounting firm, as appropriate, (1) the audited financial statements and (2) management’s report on internal control over financial reporting and the independent accounting firm’s related opinions.

The Committee has discussed with the independent registered public accounting firm, RBSM LLP, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended (AICPA Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board.

The Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board, regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with RBSM LLP the firm’s independence.

Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for 2008 for filing with the SEC.

James F. Link, Jr.	Robert C. Stempel	Elizabeth P. Smith

A-1

APPENDIX B

PACIFIC ASIA PETROLEUM, INC.

2009 EQUITY INCENTIVE PLAN

1.

Purposes of the Plan. Pacific Asia Petroleum, Inc., a Delaware corporation (the “Company”) hereby establishes the PACIFIC ASIA PETROLEUM, INC. 2009 EQUITY INCENTIVE PLAN (the “Plan”). The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the long-term growth and profitability of the Company. The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares as the Administrator may determine.

2.

Definitions. The following definitions will apply to the terms in the Plan:

“Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4.

“Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

“Award” means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any of the following events:

(i)

Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; provided however, that for purposes of this subsection (i) any acquisition of securities directly from the Company shall not constitute a Change in Control; or

(ii)

The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets;

(iii)

A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv)

The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

For avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is the change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

“Code” means the Internal Revenue Code of 1986, as amended. Any reference in the Plan to a section of the Code will be a reference to any successor or amended section of the Code.

“Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

“Common Stock” means the common stock of the Company.

“Company” means Pacific Asia Petroleum, Inc., a Delaware corporation, or any successor thereto.

“Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

“Director” means a member of the Board.

“Disability” means a medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, and that either (1) renders a Participant unable to engage in any substantial gainful activity or (2) results in a Participant receiving income replacement benefits for a period of not less than three months under an employee accident and health plan covering the Participant.

“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company will be sufficient to constitute “employment” by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)

If the Common Stock is listed on any established stock exchange or a national market system, including without limitation any division or subdivision of the Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)

If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, including without limitation quotation through the over the counter bulletin board (“OTCBB”) quotation service administered by the Financial Industry Regulatory Authority (“FINRA”), the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)

In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator, and to the extent Section 15 applies (a) with respect to ISOs, the Fair Market Value shall be determined in a manner consistent with Code section 422 or (b) with respect to NSOs or SARs, the Fair Market Value shall be determined in a manner consistent with Code section 409A.

“Fiscal Year” means the fiscal year of the Company.

“Grant Date” means, for all purposes, the date on which the Administrator determines to grant an Award, or such other later date as is determined by the Administrator, provided that the Administrator cannot grant an Award prior to the date the material terms of the Award are established. Notice of the Administrator’s determination to grant an Award will be provided to each Participant within a reasonable time after the Grant Date.

“Incentive Stock Option” or “ISO” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

“Nonstatutory Stock Option” or “NSO” means an Option that by its terms does not qualify or is not intended to qualify as an ISO.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means a stock option granted pursuant to the Plan.

“Optioned Shares” means the Common Stock subject to an Option.

“Optionee” means the holder of an outstanding Option.

“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

“Participant” means the holder of an outstanding Award.

“Performance Share” means an Award denominated in Shares which may vest in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

“Performance Unit” means an Award which may vest in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

“Period of Restriction” means the period during which Shares of Restricted Stock are subject to forfeiture or restrictions on transfer pursuant to Section 7.

“Plan” means this 2009 Equity Incentive Plan.

“Restricted Stock” means Shares awarded to a Participant which are subject to forfeiture and restrictions on transferability in accordance with Section 7.

“Restricted Stock Unit” means the right to receive one Share at the end of a specified period of time, which right is subject to forfeiture in accordance with Section 8 of the Plan.

“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3.

“Section” means a paragraph or section of this Plan.

“Section 16(b)” means Section 16(b) of the Exchange Act.

“Service Provider” means an Employee, Director or Consultant.

“Share” means a share of the Common Stock, as adjusted in accordance with Section 13.

“Stock Appreciation Right” or “SAR” means the right to receive payment from the Company in an amount no greater than the excess of the Fair Market Value of a Share at the date the SAR is exercised over a specified price fixed by the Administrator in the Award Agreement, which shall not be less than the Fair Market Value of a Share on the Grant Date. In the case of a SAR which is granted in connection with an Option, the specified price shall be the Option exercise price.

“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

“Ten Percent Owner” means any Service Provider who is, on the grant date of an ISO, the owner of Shares (determined with application of ownership attribution rules of Code Section 424(d)) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries.

3.

Stock Subject to the Plan.

a.

Stock Subject to the Plan. Subject to the provisions of Section 13, the maximum aggregate number of Shares that may be issued under the Plan is six million (6,000,000) Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

b.

Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited in whole or in part to the Company, the unpurchased Shares (or for Awards other than Options and SARs, the forfeited or unissued Shares) which were subject to the Award will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to SARs, only Shares actually issued pursuant to a SAR will cease to be available under the Plan; all remaining Shares subject to the SARs will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares withheld by the Company to pay the exercise price of an Award or to satisfy tax withholding obligations with respect to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.

c.

Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.

Administration of the Plan.

a.

Procedure. The Plan shall be administered by the Board or a Committee (or Committees) appointed by the Board, which Committee shall be constituted to comply with Applicable Laws. If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the Administrator and the membership of any committee acting as Administrator the requirements regarding: (i) “nonemployee directors” within the meaning of Rule 16b-3 under the Exchange Act; (ii) “independent directors” as described in the listing requirements for any stock exchange on which Shares are listed; and (iii) Section 15(b)(i) of the Plan, if the Company pays salaries for which it claims deductions that are subject to the Code section 162(m) limitation on its U.S. tax returns. The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible Participants to different committees consisting of two or more members of the Board, subject to such limitations as the Board or the Administrator deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time.

b.

Powers of the Administrator. Subject to the provisions of the Plan and the approval of any relevant authorities, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

i.

to determine the Fair Market Value;

ii.

to select the Service Providers to whom Awards may be granted hereunder;

iii.

to determine the number of Shares to be covered by each Award granted hereunder;

iv.

to approve forms of agreement for use under the Plan;

v.

to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on continued employment, continued service or performance criteria), any vesting acceleration (whether by reason of a Change of Control or otherwise) or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, will determine;

vi.

to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan, including the right to construe disputed or doubtful Plan and Award provisions;

vii.

to prescribe, amend and rescind rules and regulations relating to the Plan;

viii.

to modify or amend each Award (subject to Section 19(c)) to the extent any modification or amendment is consistent with the terms of the Plan. The Administrator shall have the discretion to extend the exercise period of Options generally provided the exercise period is not extended beyond the earlier of the original term of the Option or 10 years from the original grant date, or specifically (1) if the exercise period of an Option is extended (but to no more than 10 years from the original grant date) at a time when the exercise price equals or exceeds the fair market value of the Optioned Shares or (2) an Option cannot be exercised because such exercise would violate Applicable Laws, provided that the exercise period is not extended more than 30 days after the exercise of the Option would no longer violate Applicable Laws.

ix.

to allow Participants to satisfy withholding tax obligations in such manner as prescribed in Section 14;

x.

to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

xi.

to delay issuance of Shares or suspend Participant’s right to exercise an Award as deemed necessary to comply with Applicable Laws; and

xii.

to make all other determinations deemed necessary or advisable for administering the Plan.

c.

Effect of Administrator's Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards. Any decision or action taken or to be taken by the Administrator, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall, to the maximum extent permitted by Applicable Laws, be within its absolute discretion (except as otherwise specifically provided in the Plan) and shall be final, binding and conclusive upon the Company, all Participants and any person claiming under or through any Participant.

5.

Eligibility. NSOs, Restricted Stock, Restricted Stock Units, SARs, Performance Units and Performance Shares may be granted to Service Providers. ISOs may be granted as specified in Section 15(a).

6.

Stock Options.

a.

Grant of Options. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Options to Service Providers in such amounts as the Administrator will determine in its sole discretion. For purposes of the foregoing sentence, Service Providers shall include prospective employees or consultants to whom Options are granted in connection with written offers of employment or engagement of services, respectively, with the Company; provided that no Option granted to a prospective employee or consultant may be exercised prior to the commencement of employment or services with the Company. The Administrator may grant NSOs, ISOs, or any combination of the two. ISOs shall be granted in accordance with Section 15(a) of the Plan.

b.

Option Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the type of Option granted, the Option price, the exercise date, the term of the Option, the number of Shares to which the Option pertains, and such other terms and conditions (which need not be identical among Participants) as the Administrator shall determine in its sole discretion. If the Award Agreement does not specify that the Option is to be treated as an ISO, the Option shall be deemed a NSO.

c.

Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option will be no less than the Fair Market Value per Share on the Grant Date.

d.

Term of Options. The term of each Option will be stated in the Award Agreement. Unless terminated sooner in accordance with the remaining provisions of this Section 6, each Option shall expire either ten (10) years after the Grant Date, or after a shorter term as may be fixed by the Board.

e.

Time and Form of Payment.

i.

Exercise Date. Each Award Agreement shall specify how and when Shares covered by an Option may be purchased. The Award Agreement may specify waiting periods, the dates on which Options become exercisable or “vested” and, subject to the termination provisions of this section, exercise periods. The Administrator may accelerate the exercisability of any Option or portion thereof.

ii.

Exercise of Option. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (1) notice of exercise (in such form as the Administrator shall specify from time to time) from the person entitled to exercise the Option, and (2) full payment for the Shares with respect to which the Option is exercised (together with all applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan (together with all applicable withholding taxes). Shares issued upon exercise of an Option will be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Optioned Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13.

iii.

Payment. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist entirely of:

(1)

cash;

(2)

check;

(3)

to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, a promissory note;

(4)

other Shares, provided Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option will be exercised;

(5)

to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, in accordance with any broker-assisted cashless exercise procedures approved by the Company and as in effect from time to time;

(6)

by asking the Company to withhold Shares from the total Shares to be delivered upon exercise equal to the number of Shares having a value equal to the aggregate Exercise Price of the Shares being acquired;

(7)

any combination of the foregoing methods of payment; or

(8)

such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

f.

Forfeiture of Options. All unexercised Options shall be forfeited to the Company in accordance with the terms and conditions set forth in the Award Agreement and again will become available for grant under the Plan.

7.

Restricted Stock.

a.

Grant of Restricted Stock. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator will determine in its sole discretion.

b.

Restricted Stock Award Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

c.

Vesting Conditions and Other Terms.

i.

Vesting Conditions. The Administrator, in its sole discretion, may impose such conditions on the vesting of Shares of Restricted Stock as it may deem advisable or appropriate, including but not limited to, achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Administrator in its discretion. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed. The Administrator may, in its discretion, also provide for such complete or partial exceptions to an employment or service restriction as it deems equitable.

ii.

Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

iii.

Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator determines otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

iv.

Transferability. Except as provided in this Section, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

d.

Removal of Restrictions. All restrictions imposed on Shares of Restricted Stock shall lapse and the Period of Restriction shall end upon the satisfaction of the vesting conditions imposed by the Administrator. Vested Shares of Restricted Stock will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine, but in no event later than the 15th day of the third month following the end of the year in which vesting occurred.

e.

Forfeiture of Restricted Stock. On the date set forth in the Award Agreement, the Shares of Restricted Stock for which restrictions have not lapsed will be forfeited and revert to the Company and again will become available for grant under the Plan.

8.

Restricted Stock Units.

a.

Grant of Restricted Stock Units. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Restricted Stock Units to Service Providers in such amounts as the Administrator will determine in its sole discretion.

b.

Restricted Stock Units Award Agreement. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the number of Restricted Stock Units granted, vesting criteria, form of payout, and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion.

c.

Vesting Conditions. The Administrator shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Administrator in its discretion. At any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

d.

Time and Form of Payment. Upon satisfaction of the applicable vesting conditions, payment of vested Restricted Stock Units shall occur in the manner and at the time provided in the Award Agreement, but in no event later than the 15th day of the third month following the end of the year in which vesting occurred. Except as otherwise provided in the Award Agreement, Restricted Stock Units may be paid in cash, Shares, or a combination thereof at the sole discretion of the Administrator. Restricted Stock Units that are fully paid in cash will not reduce the number of Shares available for issuance under the Plan.

e.

Forfeiture of Restricted Stock Units. All unvested Restricted Stock Units shall be forfeited to the Company on the date set forth in the Award Agreement and again will become available for grant under the Plan.

9.

Stock Appreciation Rights.

a.

Grant of SARs. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant SARs to Service Providers in such amounts as the Administrator will determine in its sole discretion.

b.

Award Agreement. Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the number of Shares underlying the SAR grant, the term of the SAR, the conditions of exercise, and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion.

c.

Exercise Price and Other Terms. The per Share exercise price for the exercise of an SAR will be no less than the Fair Market Value per Share on the Grant Date.

d.

Time and Form of Payment of SAR Amount. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount no greater than: (i) the difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times (ii) the number of Shares with respect to which the SAR is exercised. An Award Agreement may provide for a SAR to be paid in cash, Shares of equivalent value, or a combination thereof.

e.

Forfeiture of SARs. All unexercised SARs shall be forfeited to the Company in accordance with the terms and conditions set forth in the Award Agreement and again will become available for grant under the Plan.

10.

Performance Units and Performance Shares.

a.

Grant of Performance Units and Performance Shares. Performance Units or Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

b.

Award Agreement. Each Award of Performance Units and Shares will be evidenced by an Award Agreement that will specify the initial value, the Performance Period, the number of Performance Units or Performance Shares granted, and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion.

c.

Value of Performance Units and Performance Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the Grant Date. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the Grant Date.

d.

Vesting Conditions and Performance Period. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals or any other basis determined by the Administrator in its discretion.

e.

Time and Form of Payment. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares will be entitled to receive a payout of the number of vested Performance Units or Performance Shares by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. Vested Performance Units or Performance Shares will be paid as soon as practicable after the expiration of the applicable Performance Period, but in no event later than the 15th day of the third month following the end of the year the applicable

Performance Period expired.  An Award Agreement may provide for the satisfaction of Performance Unit or Performance Share Awards in cash or Shares (which have an aggregate Fair Market Value equal to the value of the vested Performance Units or Performance Shares at the close of the applicable Performance Period) or in a combination thereof.

f.

Forfeiture of Performance Units and Performance Shares. All unvested Performance Units or Performance Shares will be forfeited to the Company on the date set forth in the Award Agreement, and again will become available for grant under the Plan.

11.

Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise or as required by Applicable Laws, vesting of Awards will be suspended during any unpaid leave of absence. An Employee will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary.

12.

Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

13.

Adjustments; Dissolution or Liquidation; Merger or Change in Control.

a.

Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall appropriately adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award.

b.

Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

c.

Change in Control. In the event of a merger or Change in Control, any or all outstanding Awards may be assumed by the successor corporation, which assumption shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to vesting requirements and repurchase restrictions no less favorable to the Participant than those in effect prior to the merger or Change in Control.

In the event that the successor corporation does not assume or substitute for the Award, unless the Administrator provides otherwise, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and SARs, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or SAR is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or SAR will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or SAR will terminate upon the expiration of such period.

For the purposes of this Section 13(c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a SAR upon the exercise of which the Administrator determines to pay cash or a Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or SAR or upon the payout of a Restricted Stock Unit, Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Restricted Stock Units and Performance Units, the number of implied shares determined by dividing the value of the Restricted Stock Units and Performance Units, as applicable, by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 13(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant's consent; provided, however, a modification to such performance goals only to reflect the successor corporation's post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

14.

Tax Withholding.

a.

Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes required by Applicable Laws to be withheld with respect to such Award (or exercise thereof).

b.

Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the amount required to be withheld, or (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

15.

Provisions Applicable In the Event the Company or the Service Provider is Subject to U.S. Taxation.

a.

Grant of Incentive Stock Options. If the Administrator grants Options to Employees subject to U.S. taxation, the Administrator may grant such Employee an ISO and the following terms shall also apply:

i.

Maximum Amount. Subject to the provisions of Section 13, to the extent consistent with Section 422 of the Code, not more than an aggregate of six million (6,000,000) Shares may be issued as ISOs under the Plan.

ii.

General Rule. Only Employees shall be eligible for the grant of ISOs.

iii.

Continuous Employment. The Optionee must remain in the continuous employ of the Company or its Subsidiaries from the date the ISO is granted until not more than three months before the date on which it is exercised. A leave of absence approved by the Company may exceed ninety (90) days if reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave any ISO held by the Optionee will cease to be treated as an ISO.

iv.

Award Agreement.

(1)

The Administrator shall designate Options granted as ISOs in the Award Agreement. Notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which ISOs are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), Options will not qualify as an ISO. For purposes of this section, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(2)

The Award Agreement shall specify the term of the ISO. The term shall not exceed ten (10) years from the Grant Date or five (5) years from the Grant Date for Ten Percent Owners.

(3)

The Award Agreement shall specify an exercise price of not less than the Fair Market Value per Share on the Grant Date or one hundred ten percent (110%) of the Fair Market Value per Share on the Grant Date for Ten Percent Owners.

(4)

The Award Agreement shall specify that an ISO is not transferable except by will, beneficiary designation or the laws of descent and distribution.

v.

Form of Payment. The consideration to be paid for the Shares to be issued upon exercise of an ISO, including the method of payment, shall be determined by the Administrator at the time of grant in accordance with Section 6(e)(iii).

vi.

“Disability,” for purposes of an ISO, means total and permanent disability as defined in Section 22(e)(3) of the Code.

vii.

Notice. In the event of any disposition of the Shares acquired pursuant to the exercise of an ISO within two years from the Grant Date or one year from the exercise date, the Optionee will notify the Company thereof in writing within thirty (30) days after such disposition. In addition, the Optionee shall provide the Company with such information as the Company shall reasonably request in connection with determining the amount and character of Optionee’s income, the Company’s deduction, and the Company’s obligation to withhold taxes or other amounts incurred by reason of a disqualifying disposition, including the amount thereof.

b.

Performance-based Compensation. If the Company pays salaries for which it claims deductions that are subject to the Code section 162(m) limitation on its U.S. tax returns, then the following terms shall be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Code Section 162(m):

i.

Outside Directors. The Board shall consider in selecting the Administrator and the membership of any committee acting as Administrator the provisions regarding “outside directors” within the meaning of Code Section 162(m).

ii.

Maximum Amount.

(1)

Subject to the provisions of Section 13, the maximum number of Shares that can be awarded to any individual Participant in the aggregate in any one fiscal year of the Company is one million (1,000,000) Shares;

(2)

For Awards denominated in Shares and satisfied in cash, the maximum Award to any individual Participant in the aggregate in any one fiscal year of the Company is the Fair Market Value of one million (1,000,000) Shares on the Grant Date; and

(3)

The maximum amount payable pursuant to any cash Awards to any individual Participant in the aggregate in any one fiscal year of the Company is the Fair Market Value of one million (1,000,000) Shares on the Grant Date.

iii.

Performance Criteria. All performance criteria must be objective and be established in writing prior to the beginning of the performance period or at later time as permitted by Code Section 162(m). Performance criteria may include alternative and multiple performance goals and may be based on one or more business and/or financial criteria. In establishing the performance goals, the Committee in its discretion may include one or any combination of the following criteria in either absolute or relative terms, for the Company or any Subsidiary:

(1)

Increased revenue;

(2)

Net income measures (including but not limited to income after capital costs and income before or after taxes);

(3)

Stock price measures (including but not limited to growth measures and total stockholder return);

(4)

Market share;

(5)

Earnings per Share (actual or targeted growth);

(6)

Earnings before interest, taxes, depreciation, and amortization (“EBITDA”);

(7)

Cash flow measures (including but not limited to net cash flow and net cash flow before financing activities);

(8)

Return measures (including but not limited to return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity);

(9)

Operating measures (including operating income, funds from operations, cash from operations, after-tax operating income, sales volumes, production volumes, and production efficiency);

(10)

Expense measures (including but not limited to overhead cost and general and administrative expense);

(11)

Margins;

(12)

Stockholder value;

(13)

Total stockholder return;

(14)

Proceeds from dispositions;

(15)

Production volumes;

(16)

Total market value; and

(17)

Corporate values measures (including but not limited to ethics compliance, environmental, and safety).

c.

Stock Options and SARs Exempt from Code section 409A. If the Administrator grants Options or SARs to Employees subject to U.S. taxation the Administrator may not modify or amend the Options or SARs to the extent that the modification or amendment adds a feature allowing for additional deferral within the meaning of Code section 409A.

16.

No Effect on Employment or Service. Neither the Plan nor any Award will confer upon any Participant any right with respect to continuing the Participant's relationship as a Service Provider with the Company or any Parent or Subsidiary of the Company, nor will they interfere in any way with the Participant's right or the Company's or its Parent’s or Subsidiary’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

17.

Effective Date. The Plan’s effective date is the date on which it is adopted by the Board, so long as it is approved by the Company’s stockholders at any time within twelve (12) months of such adoption. Upon approval of the Plan by the stockholders of the Company, all Awards issued pursuant to the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year after the Effective Date, any Awards made hereunder shall be null and void and of no effect.

18.

Term of Plan. The Plan will terminate 10 years following the earlier of (i) the date it was adopted by the Board or (ii) the date it became effective upon approval by stockholders of the Company, unless sooner terminated by the Board pursuant to Section 19.

19.

Amendment and Termination of the Plan.

a.

Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

b.

Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

c.

Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20.

Conditions Upon Issuance of Shares.

a.

Legal Compliance. The Administrator may delay or suspend the issuance and delivery of Shares, suspend the exercise of Options or SARs, or suspend the Plan as necessary to comply Applicable Laws. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

b.

Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21.

Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

22.

Repricing Prohibited; Exchange And Buyout of Awards. The repricing of Options or SARs is prohibited without prior stockholder approval. The Administrator may authorize the Company, with prior stockholder approval and the consent of the respective Participants, to issue new Option or SAR Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Administrator may at any time repurchase Options with payment in cash, Shares or other consideration, based on such terms and conditions as the Administrator and the Participant shall agree.

23.

Substitution and Assumption of Awards. The Administrator may make Awards under the Plan by assumption, substitution or replacement of performance shares, phantom shares, stock awards, stock options, stock appreciation rights or similar awards granted by another entity (including an Parent or Subsidiary), if such assumption, substitution or replacement is in connection with an asset acquisition, stock acquisition, merger, consolidation or similar transaction involving the Company (and/or its Parent or Subsidiary) and such other entity (and/or its affiliate). The Administrator may also make Awards under the Plan by assumption, substitution or replacement of a similar type of award granted by the Company prior to the adoption and approval of the Plan. Notwithstanding any provision of the Plan (other than the maximum number of shares of Common Stock that may be issued under the Plan), the terms of such assumed, substituted or replaced Awards shall be as the Administrator, in its discretion, determines is appropriate.

24.

Governing Law. The Plan and all Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

Adopted by the Board of Directors on June 3, 2009

PACIFIC ASIA PETROLEUM, INC THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS –JULY 21, 2009		ISSUER SERVICES – PROXY DEPT. 201 Shannon Oaks Circle Suite 105 Cary, NC 27511-5570
CONTROL ID:
PROXY ID:
PASSWORD:

The undersigned stockholder of PACIFIC ASIA PETROLEUM, INC., a Delaware corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated June 24, 2009, and hereby constitutes and appoints Frank C. Ingriselli, Corporate Secretary, and Clark R. Moore, Assistant Corporate Secretary, or either of them acting singly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock which the undersigned is entitled to vote at the 2009 Annual Meeting of Stockholders to be held on July 21, 2009, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by fax, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/PFAP
PHONE:	1-866-752-VOTE(8683)

B-1

ANNUAL MEETING OF THE STOCKHOLDERS OF PACIFIC ASIA PETROLEUM, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	Elect as Directors the nominees listed below:	à	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
			☐	☐
	Frank C. Ingriselli				☐
	William E. Dozier				☐	CONTROL ID:
	Elizabeth P. Smith				☐	PROXY ID:
	Robert C. Stempel				☐	PASSWORD:
	James F. Link, Jr.				☐

Proposal 2	Approve the ratification of RBSM LLP as the Company’s accountant for fiscal year 2009.	à	FOR	AGAINST	ABSTAIN
			☐	☐	☐

Proposal 3	To approve adoption of the 2009 Equity Incentive Plan.	à	FOR	AGAINST	ABSTAIN
			☐	☐	☐

Proposal 4	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and any adjournment or adjournments thereof.
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES, FOR THE RATIFICATION OF THE SELECTION OF RBSM LLP, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS, AND FOR APPROVAL OF THE COMPANY’S 2009 EQUITY INCENTIVE PLAN. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED JUNE 24, 2009 IS UNABLE TO SERVE OR, FOR GOOD CAUSE, WILL NOT SERVE.

MARK HERE FOR ADDRESS CHANGE  ☐

New Address (if applicable):

________________________
________________________
________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2009

I (we) acknowledge receipt of the Notice of Annual Meeting of Stockholders and the Proxy
Statement dated June 24, 2009, and the 2008 Annual Report to Stockholders and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

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